UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: March 31, 2018

Date of reporting period: March 31, 2018

Item 1:	Report to Stockholders

# Annual Report
**March 31, 2018**

**U.S. Government Securities Fund**

**Quality Income Fund**

**Tax-Free Income Fund**

**Minnesota Tax-Free Income Fund**

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 4, 2018

Dear fellow shareholders:

The last year provided fixed income investors much to chew on.

Although it still remains accommodative at present, the U.S. Federal Reserve (Fed) moved towards a more neutral monetary policy stance as they balance their dual mandates of inflation and unemployment. Economic growth was strong with quarterly ranges of 2.9-3.2% for the last three quarters of calendar 2017 after a modest increase of 1.2% in the first quarter of last year. Inflation approached the Fed’s target of 2% during the past year, while the labor market remains strong but has yet to fuel much inflation.

In Washington, D.C., policy makers passed a signature piece of legislation with the Tax Cut and Jobs Act (TCJA), the first significant tax reform in over 30 years for the United States. Combining TCJA with overall economic activity and both current and projected monetary policy changes, resulted in a significantly flatter yield curve.

Federal Reserve

The Fed moved to normalize monetary policy by accelerating the pace of short-term interest rate increases and initiating the removal of multiple rounds of quantitative easing that ultimately increased the size of the Fed’s balance sheet from modestly less than $1 trillion early in 2008 to approximately $4.5 trillion by 2015. Furthermore, the Fed experienced a change in leadership as President Trump nominated Jerome “Jay” Powell to replace Janet Yellen at the end of her term in February 2018.

In terms of raising rates, the Fed increased the Target Federal Funds Rate a total of three times in 2017 at its meetings in March, June, and December and once so far in 2018 at its March meeting, a marked increase in pace after a single 0.25% increase in the Target Federal Funds Rate each in 2016 and 2015. The current Federal Funds Target Rate is a range of 1.50-1.75% as of March 2018 versus the near-zero range of 0-0.25% as recently as November 2015. Remember, the Federal Funds rate is the rate at which banks lend excess reserves held at the Federal Reserve to other banks on an overnight basis. The Fed sets the target rate, which in turn is highly correlated with other short-term interest rates in fixed income markets.

The Fed first announced that it may begin reducing its balance sheet at its June 2017 meeting. Soon thereafter, at its September 2017 meeting, the Fed announced it would initiate this balance sheet normalization program in October 2017 by decreasing the reinvestment of principal payments from securities. The pace began slowly with a $10 billion balance sheet reduction in October 2017 but is scheduled to progressively increase to $50 billion per month by October 2018. The normalization of its balance sheet will take years, not months, but it does mark a return towards a more neutral policy stance.

With respect to the change in leadership at the Fed, Powell had previously served as the Fed’s Vice Chairman under Yellen and as a member of the Fed’s Board of Governors since 2012. The market generally expects Chairman Powell to continue on the path initiated by Chair Yellen, at least for the time being. However, it should be noted that Chairman Powell is not a career economist but rather has spent a significant portion of his career in the investment banking industry and a few years at the Treasury in addition to his experience at the Fed. As a result, some market participants expect him to be modestly more pro-business in his stance than was Chair Yellen.

Tax Reform

Much of the political discourse in 2017 centered around tax reform. After a failed attempt at health care reform in the first half of 2017, policy makers moved towards tax reform. As the year progressed, market participants possessed varying degrees of confidence that some form of tax reform would pass. When the House passed its tax reform bill in mid-November 2017, the market became increasingly confident tax reform may pass by year end. Ultimately, the final version of tax reform was signed into law by President Trump on December 22, 2017.

Significant provisions of corporate tax reform included a reduction in the tax rate to 21% from 35%, a repatriation tax on foreign earnings of 8% (15.5% for cash), full expensing of most tangible non-real property for a limited time, and a repeal of the corporate alternative minimum tax. Individuals saw less significant tax changes including numerous bracket changes and modest rate decreases combined with an increase in the standard deduction to partially offset the elimination or reduction of many deductions. Tax reform should stimulate economic growth, at least over the near term. However, it will also significantly increase the deficit before accounting for any potential offsets from increased economic growth on future tax collections.

The initial version of tax reform passed by the House contained many concerning provisions for the tax-exempt segment of fixed income markets. Specifically, the initial House version contained a provision to eliminate private activity bonds as well as advanced refunding transactions. By late December many issuers had rushed to market over fears their tax-exempt status could be lost, resulting in record monthly municipal supply in excess of $60 billion in December 2017, topping the previous record of nearly $55 billion established in December 1985, just before the last version of tax reform was implemented. The final version passed and signed into law in late December did eliminate tax-exempt advanced refunding transactions but maintained the tax-exempt status of private activity bonds.

Yield Curve

The yield curve flattened dramatically over the last year as the Fed’s actions to raise short-term interest rates combined with confidence that the economy, aided by the recent fiscal stimulus from the TCJA, would remain on a solid growth trajectory for the short-to-intermediate term. Moreover, the yield curve was likely impacted by the expectation that the Fed continue a gradual pace of short-term rate increases throughout 2018 and into 2019.

The Fed’s balance sheet reduction also impacted the yield curve. The Fed had total maturities of $156 billion in the six months since starting balance sheet reduction and the Funds’ fiscal year-end in March versus a scheduled balance sheet reduction of $54 billion over the same time period, for net remaining reinvestment of $102 billion. Over 80% of the Fed’s $102 billion purchases over this time

2	SIT MUTUAL FUNDS ANNUAL REPORT

period were in new securities with maturities of 7 years or less. The balance sheet reduction over the last 6 months effectively increased the public supply of U.S. Treasury securities by $54 billion, 80% of which or approximately $43 billion was in maturities less than or equal to 7-years, contributing to shorter-term rates increasing relative to longer-term rates.

Specifically, the spread between 2-year and 30-year U.S. Treasury bonds decreased by over 1 percentage point over the last 12 months to 70 basis points at the end of March 2018 versus 175 basis points the previous March. This was achieved by a dramatic increase in short-term rates as the 2-year U.S. Treasury yield increased to 2.27% from 1.26% and a slight decrease in long-term rates as the 30-year U.S. Treasury yield decreased to 2.97% from 3.01%.

Strategy

We have positioned our funds to remain resilient in the face of continued increases in short-term interest rates and stable to modestly increasing longer-term interest rates. We believe that they are positioned to withstand rising interest rates while continuing to earn substantial levels of current income.

The U.S. Government Securities Fund remains focused on seasoned, high coupon agency-backed securities which should continue to provide long-term income stability and principal preservation as mortgage rates increase from near all-time lows. The Sit

Quality Income Fund continues to focus on shorter than benchmark duration using a combination of government securities, predominantly agency MBS, combined with attractive short-term asset-backed securities, corporate bonds, and taxable municipal securities, including select floating rate securities.

The tax-exempt fixed income strategy for both the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund will continue to focus heavily on the use of high coupon bonds and bonds structured with put, call, sinking fund, and prepayment provisions that provide regular cash flow. Our investment strategy focuses on income, which is the primary source of return over longer periods of time. We believe that this will continue to deliver positive relative performance. We continue to focus on sectors and security structures that provide incremental yield, while using diversification to help manage credit risk.

We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President Sit Mutual Funds

MARCH 31, 2018	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities. Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +0.76% during the year ending March 31, 2018, compared to the return of the Bloomberg Barclays Intermediate Government Bond Index of -0.14%. The Fund’s 30-day SEC yield was 2.69% and its 12-month distribution rate was 1.67%.

During the 12-month period, the Fund benefited from the consistent relatively high level of income provided by its holdings in higher coupon government agency mortgages. The Fund uses Treasury options to reduce interest rate risk. The use of options was successful in providing stability to the Fund’s net asset value and contributed positively to the return. The Federal Reserve hiked the Fed Funds rate three times over the 12-month period as it continued to normalize monetary policy. In addition, the Federal Reserve began its plan to normalize its balance sheet. While the effects have been minimal, we believe the impact will be amplified in the upcoming year. We expect interest rates to move higher with short term rates outpacing long term rates. The new Federal Reserve Chairman, Jerome Powell, held his first press conference and was well received by investors. We expect the Federal Reserve to maintain a methodical approach for normalizing its balance sheet and gradually raising interest rates over time. The Fund’s high coupon mortgages should continue to produce an income advantage in this environment as prepayments are likely to remain stable or potentially slow.

We continue to position the Fund defensively against rising short-term interest rates while maintaining the Fund’s focus on seasoned, high coupon agency mortgage securities which provide a high level of income with relatively stable prices. This high level of income and stability of principal has been a fundamental focus of the Fund since its inception.

Michael C. Brilley       Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS
as of March 31, 2018
	Sit U.S. Government Securities Fund	Bloomberg Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]

One Year	0.76%	-0.14%	0.60%
Five Years	0.71	0.75	1.18
Ten Years	2.31	2.21	2.99
Since Inception (6/2/87)	5.26	5.41	5.30

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of March 31, 2018. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/18:	$10.80 Per Share
Net Asset Value 3/31/17:	$10.90 Per Share
Total Net Assets:	$527.7 Million
Effective Duration[3]:	0.8 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	2.2%
1-5 Years.	96.4
20+ Years	1.4

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 18.7 years as of March 31, 2018.

Information on this page is unaudited.
MARCH 31, 2018	5

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Mortgage Pass-Through Securities - 41.6%
Federal Home Loan Mortgage Corporation - 7.8%
240,924	4.00	7/1/25	248,395
1,383,805	5.00	5/1/42	1,503,309
1,340,108	5.00	9/1/43	1,467,768
55,795	5.82	10/1/37	61,396
814,816	6.50	11/1/27	917,628
573,193	6.50	12/1/34	640,033
2,396,592	6.50	11/1/35	2,698,991
929,502	6.50	11/1/37	1,046,786
1,097,512	6.50	11/1/38	1,235,995
267,889	6.88	2/17/31	297,411
73,192	7.00	8/1/27	75,717
27,508	7.00	10/1/27	27,637
1,210,984	7.00	4/1/28	1,317,069
9,236,205	7.00	12/1/31	10,178,139
1,100,756	7.00	2/1/37	1,250,355
7,470,607	7.00	10/1/37	8,553,013
646,622	7.00	7/1/38	722,153
651,031	7.00	8/1/38	733,871
3,626,318	7.00	10/1/38	4,110,361
856,726	7.00	1/1/39	958,355
97,677	7.38	12/17/24	103,611
120,092	7.50	1/1/31	124,683
456,538	7.50	1/1/32	513,019
406,940	7.50	8/1/32	436,374
62,003	7.50	10/1/38	66,201
14,298	7.95	10/1/25	14,334
18,514	7.95	11/1/25	18,561
84,044	8.00	5/1/31	90,364
78,844	8.00	11/1/36	89,697
185,965	8.00	1/1/37	214,511
286,984	8.50	12/1/21	303,592
220,243	8.50	6/20/27	252,105
51,504	8.50	12/1/29	55,945
128,615	8.50	3/1/31	146,937
18,047	9.00	11/1/25	18,486
59,963	9.00	3/20/27	60,277
188,702	9.00	2/17/31	189,075
157,821	9.00	5/1/31	174,881
52,681	9.50	12/17/21	52,591
9,069	10.00	9/1/20	9,128
25,672	10.00	3/1/21	25,890
87,058	10.00	3/17/25	86,072
20,228	10.00	3/25/25	20,101
57,024	10.00	7/1/30	60,036
10,927	10.50	6/1/19	11,011
5,336	11.00	8/25/20	5,376

			41,187,240

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Federal National Mortgage Association - 19.7%
285	3.21	3/1/19	[1]	278
880,029	5.50	12/1/32		935,467
428,171	5.50	6/1/33		453,918
448,989	5.61	11/1/22		448,782
3,442,063	5.65	10/1/48		3,715,764
969,226	5.93	5/1/35		1,021,090
2,863,342	5.96	6/1/28		3,275,847
864,299	6.00	11/1/34		970,697
313,056	6.00	5/1/37		349,850
129,383	6.00	9/1/37		139,462
265,267	6.00	11/1/37		276,715
2,761,719	6.00	4/1/38		3,100,320
2,943,657	6.00	3/1/41		3,310,538
8,971,007	6.00	5/1/41		10,083,243
2,799,380	6.10	11/1/43		3,077,165
20,307	6.50	1/1/22		20,876
2,452,252	6.50	2/1/29		2,736,660
443,765	6.50	3/1/29		475,974
5,917,526	6.50	12/1/30		6,603,831
449,644	6.50	6/1/31		494,793
67,708	6.50	8/1/34		73,073
1,177,339	6.50	10/1/36		1,353,548
1,317,645	6.50	12/1/36		1,476,016
490,687	6.50	1/1/39		529,916
6,349,168	6.50	4/1/39		7,138,867
4,520,358	6.50	6/1/40		5,088,049
2,156,179	6.50	9/1/40		2,537,771
1,464,690	6.75	6/1/32		1,657,160
1,519,181	6.92	6/1/40		1,671,022
41,954	1 Mo. Libor + 2.28, 6.95%	8/1/21	[1]	41,044
79,914	7.00	9/1/21		82,153
142,555	7.00	3/1/22		148,808
201,118	7.00	6/1/22		210,330
67,337	7.00	1/1/24		70,771
43,110	7.00	2/1/26		45,338
112,491	7.00	9/1/27		119,622
48,906	7.00	10/1/27		52,020
236,410	7.00	11/1/27		258,178
43,643	7.00	1/1/28		46,576
49,562	7.00	10/1/32		53,696
5,887,326	7.00	12/1/32		6,687,285
108,191	7.00	7/1/33		118,083
3,491,150	7.00	12/1/33		3,947,162
142,588	7.00	7/1/34		160,452
758,889	7.00	3/1/37		861,935
1,202,573	7.00	10/1/37		1,385,105
40,507	7.00	12/1/37		43,464
788,740	7.00	11/1/38		920,675
9,214,725	7.00	3/1/39		10,700,063
1,055,794	7.00	5/1/39		1,199,923
2,183,210	7.00	1/1/40		2,476,564
829,233	7.00	9/1/47		904,728

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
46,442	7.50	6/1/22	48,339
30,414	7.50	8/1/22	31,169
40,914	7.50	12/1/22	42,346
43,509	7.50	3/1/23	44,205
266,744	7.50	4/1/32	298,563
21,525	7.50	8/1/32	22,684
134,035	7.50	1/1/34	145,050
1,256,642	7.50	10/1/37	1,461,876
2,318,478	7.50	11/1/38	2,637,740
27,771	7.61	7/20/30	28,061
84,916	8.00	10/1/23	88,316
313,373	8.00	6/1/25	336,104
9,591	8.00	7/20/28	9,683
125,470	8.00	2/1/31	142,968
104,107	8.00	1/1/32	115,151
515,361	8.00	11/1/37	594,214
374,543	8.00	3/1/38	439,931
138,763	8.09	11/15/31	154,436
15,871	8.33	7/15/20	16,313
118,211	8.50	11/1/26	130,059
121,111	8.50	3/1/28	134,175
85,837	8.50	10/1/28	98,483
43,384	8.50	11/1/28	48,471
244,616	8.50	4/1/29	273,102
52,644	8.50	10/1/29	53,197
155,669	8.50	7/1/30	177,620
84,005	8.50	8/1/30	100,554
305,835	8.50	4/1/32	367,738
455,198	8.50	1/1/37	547,636
29,997	9.00	9/1/24	30,333
17,425	9.00	6/15/25	17,772
60,051	9.00	6/1/30	65,985
53,529	9.00	7/1/30	55,826
40,255	9.00	10/1/30	44,344
183,042	9.00	2/1/31	209,312
22,866	9.00	7/1/31	22,931
73,906	9.00	10/1/31	85,781
84,277	9.00	8/1/37	93,529
24,382	9.00	1/1/38	24,611
190,350	9.00	2/1/38	210,722
32,688	9.02	5/15/28	33,419
12,053	9.24	3/15/22	12,215
40,517	9.34	8/20/25	43,274
27,127	9.50	3/1/20	27,902
34,028	9.50	7/1/20	35,386
938	9.50	12/15/20	949
2,095	9.50	4/15/21	2,188
27,066	9.50	8/1/24	27,418
23,422	9.50	5/1/27	24,415
183,783	9.50	5/1/29	211,767
51,499	9.50	4/1/30	58,570
212,964	9.50	8/1/31	243,510
2,640	10.00	8/15/20	2,675

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

56,520	10.00	2/1/28	63,020
174,872	10.00	6/1/30	200,104
7,909	10.50	6/1/28	7,996
1,278	10.91	7/15/20	1,295

			103,996,100

Government National Mortgage Association - 13.1%
347,336	4.00	12/15/24	357,963
775,592	4.00	10/20/30	804,087
12,113,687	4.00	8/20/31	12,559,074
1,032,618	4.00	12/20/31	1,070,607
1,074,604	4.25	10/20/31	1,123,348
545,011	4.25	3/20/37	569,763
2,627,032	4.75	9/20/31	2,796,676
103,380	5.50	9/15/25	113,162
1,423,585	5.50	5/15/29	1,558,724
3,288,653	5.75	2/15/29	3,613,338
1,031,176	5.75	10/20/31	1,137,918
695,630	6.00	9/15/33	772,648
2,401,010	6.00	12/15/40	2,671,928
662,983	6.00	2/20/47	729,845
7,026,858	6.00	7/20/47	7,720,712
97,601	6.25	12/15/23	109,149
1,011,244	6.25	4/15/29	1,131,559
224,431	6.50	11/15/23	237,267
393,686	6.50	4/15/24	415,315
1,245,901	6.50	2/20/28	1,399,218
687,642	6.50	2/20/29	742,586
1,396,461	6.50	11/20/29	1,569,681
4,442,720	6.50	2/15/35	4,994,540
54,243	6.50	12/20/38	56,272
401,573	6.50	1/20/39	446,057
309,868	6.50	2/20/39	348,905
559,689	6.50	4/20/39	617,750
823,988	6.50	6/20/39	923,295
1,002,547	6.50	8/20/39	1,109,619
659,159	6.50	4/20/43	731,590
7,240,981	7.00	8/15/29	8,154,373
7,458,459	7.00	10/15/29	8,428,688

			69,015,657

Small Business Administration - 1.0%
1,534,989	5.33	8/25/36	1,611,471
3,663,164	5.33	9/25/36	3,837,228

			5,448,699

Total Mortgage Pass-Through Securities (cost: $221,702,960)			219,647,696

See accompanying notes to financial statements.
MARCH 31, 2018	7

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
U.S. Treasury / Federal Agency Securities - 3.3%
U.S. Treasury Bill:
10,000,000	1.50	4/5/18	[6]	9,998,333
U.S. Treasury Strips:
16,600,000	2.92	5/15/44	[6]	7,626,314

Total U.S. Treasury / Federal Agency Securities (cost: $17,935,628)				17,624,647

Collateralized Mortgage Obligations - 51.3%
Federal Home Loan Mortgage Corporation - 13.4%
2,158,584	4.32	7/25/32	[1]	2,253,691
755,993	5.00	2/15/23		792,167
778,274	5.55	5/15/38	[1]	832,410
9,813	6.00	9/15/21		10,152
1,633,461	6.00	1/15/33		1,863,600
3,418,811	6.00	9/15/42		3,828,599
48,419	6.25	5/15/29		52,094
43,067	6.50	12/15/21		43,524
225,916	6.50	9/15/23		241,063
82,901	6.50	3/15/24		88,932
25,934	6.50	2/15/30		29,228
517,334	6.50	8/15/31		586,291
432,813	6.50	1/15/32		489,598
114,145	6.50	3/15/32		128,278
540,517	6.50	6/25/32		593,652
26,373	6.50	7/15/32		28,961
7,685,023	6.50	5/15/33		8,579,702
1,335,323	6.50	5/15/35		1,501,764
735,089	6.50	8/15/39		822,282
750,188	6.50	2/25/43		855,298
718,986	6.50	3/25/43		796,905
890,300	6.50	7/25/43		1,009,421
670,254	6.50	9/25/43	[1]	756,124
771,245	6.50	10/25/43		869,126
6,375,775	6.50	8/15/45		7,447,756
30,668	6.70	9/15/23		33,002
226,901	6.95	3/15/28		248,086
516	7.00	12/15/20		521
7,023	7.00	3/15/21		7,175
4,657	7.00	9/15/21		4,657
44,616	7.00	10/15/22		47,425
14,519	7.00	11/15/22		15,356
482,649	7.00	3/25/23		509,574
19,774	7.00	4/15/23		21,125
84,499	7.00	7/15/23		90,242
130,301	7.00	1/15/24		139,450
103,816	7.00	3/15/24		111,401
130,297	7.00	8/15/25		141,844
133,057	7.00	9/15/26		145,593
189,418	7.00	6/15/29		210,286
1,702,106	7.00	8/15/29		1,807,977
564,157	7.00	10/20/29		638,324
1,367,081	7.00	11/15/29		1,432,469

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

3,164,205	7.00	12/15/29		3,283,028
189,852	7.00	1/15/30		213,366
352,244	7.00	10/15/30		399,504
199,166	7.00	7/15/31		222,935
157,764	7.00	4/15/32		174,469
848,951	7.00	5/15/32		957,809
4,667,819	7.00	8/15/41		5,099,987
2,673,985	7.00	2/25/43		3,048,318
506,231	7.00	3/25/43		567,494
1,083,954	7.00	7/25/43		1,253,781
2,204,935	7.00	9/25/43		2,548,837
45,510	7.50	10/15/21		47,817
153,845	7.50	7/15/22		162,879
221,306	7.50	3/15/23		237,419
752,723	7.50	4/15/23		810,571
87,888	7.50	9/20/26		98,428
419,478	7.50	3/15/28		472,279
498,780	7.50	9/15/29		567,804
209,823	7.50	12/15/29		234,791
301,748	7.50	6/15/30		345,016
314,717	7.50	8/15/30		351,959
501,962	7.50	9/15/30		571,776
167,883	7.50	11/15/30		190,259
3,843,433	7.50	6/15/34		4,454,062
1,379,005	7.50	8/25/42	[1]	1,618,080
555,549	7.50	9/25/43		643,590
69,465	8.00	7/15/21		71,087
858,276	8.00	2/15/23		922,844
65,791	8.00	4/25/24		71,145
186,279	8.00	2/15/27		211,592
201,048	8.00	11/20/29		230,566
287,235	8.00	1/15/30		332,069
15,354	8.25	6/15/22		16,597
45,493	8.30	11/15/20		47,813
22,231	8.50	10/15/22		23,128
161,738	8.50	3/15/25		182,281
41,674	8.50	3/15/32		46,911
3,340	9.00	12/15/19		3,362
837	9.15	10/15/20		870
15,517	9.50	2/15/20		15,769

				70,857,417

Federal National Mortgage Association - 23.8%
394,787	4.55	6/25/43		411,642
1,078,214	5.00	6/25/43		1,127,731
885,344	5.36	6/25/42		954,515
610,467	5.50	9/25/33		653,085
4,258,131	5.50	6/25/40		4,403,745
1,769,857	5.60	12/25/53	[1]	1,959,026
1,141,017	5.81	8/25/43		1,221,183
2,653,229	6.00	5/25/30		2,929,613
3,551,894	6.00	5/25/36		3,968,573
3,076,322	6.00	11/25/43		3,381,624
2,737,569	6.00	2/25/48		3,120,124

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
397,468	6.03	12/25/42	[1]	438,379
2,081,882	6.05	2/25/44		2,273,967
1,456,428	6.34	8/25/47	[1]	1,568,450
376,756	6.50	8/20/28		404,931
197,027	6.50	3/25/32		211,435
310,193	6.50	6/25/32		349,848
463,019	6.50	7/25/34		463,548
415,565	6.50	7/25/36		472,148
179,516	6.50	9/25/36		195,360
352,485	6.50	3/25/42		390,163
2,324,195	6.50	5/25/42		2,567,857
6,677,208	6.50	7/25/42		7,513,212
277,293	6.50	9/25/42		308,839
198,577	6.50	11/25/42		219,174
5,564,351	6.50	7/25/44		6,155,616
620,053	6.55	9/25/37	[1]	666,333
447,875	6.70	2/25/45	[1]	507,839
4,943,791	6.75	6/25/32		5,589,591
785,748	6.75	4/25/37		864,447
123,229	6.85	12/18/27		135,949
616,496	6.99	8/25/37	[1]	646,213
3,780	7.00	1/25/21		3,905
14,318	7.00	7/25/22		15,079
29,873	7.00	11/25/22		31,696
51,904	7.00	12/25/22		55,791
6,626	7.00	6/25/23		7,018
977,670	7.00	4/25/24		1,042,674
298,536	7.00	9/18/27		328,899
5,479,184	7.00	5/25/31		6,204,623
414,876	7.00	9/25/40		464,387
670,052	7.00	10/25/41		747,237
415,044	7.00	11/25/41		474,119
2,367,838	7.00	12/25/41		2,699,163
857,652	7.00	1/25/42		968,442
1,203,664	7.00	7/25/42		1,392,024
2,184,271	7.00	10/25/42	[1]	2,441,730
2,516,998	7.00	2/25/44		2,833,313
163,913	7.00	8/25/44		186,607
1,423,028	7.00	3/25/45		1,606,102
52,043	7.50	8/20/27		58,094
331,826	7.50	10/25/40		371,101
938,347	7.50	11/25/40		1,046,420
354,482	7.50	2/25/41		403,937
974,388	7.50	6/19/41	[1]	1,095,561
2,114,126	7.50	7/25/41		2,422,285
1,436,566	7.50	8/25/41		1,647,520
4,260,352	7.50	10/25/41		5,005,415
355,198	7.50	11/25/41		408,237
700,772	7.50	1/25/42		803,058
2,582,183	7.50	2/25/42	[1]	2,831,233
4,392,838	7.50	5/25/42		5,101,529
536,847	7.50	6/25/42		625,074

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
4,135,579	7.50	8/25/42	[1]	4,819,681
1,524,718	7.50	2/25/44		1,762,187
1,026,321	7.50	3/25/44		1,140,207
1,085,959	7.50	5/25/44		1,261,483
74,036	7.50	10/25/44		84,224
6,789,102	7.50	1/25/48		7,846,925
76,028	8.00	7/25/22		81,502
40,281	8.00	7/18/27		45,292
659,447	8.00	7/25/44		750,309
975,999	8.04	11/25/37	[1]	1,125,225
1,181,048	8.13	7/25/37	[1]	1,115,202
337,554	8.17	11/25/37	[1]	389,956
69,281	8.32	10/25/42	[1]	84,076
23,690	8.50	1/25/21		24,197
16,138	8.50	9/25/21		16,979
21,139	8.50	1/25/25		21,980
787,016	8.50	6/25/30		914,214
8,015	8.70	12/25/19		8,290
1,237	8.75	9/25/20		1,300
12,640	8.95	10/25/20		13,307
4,552	9.00	7/25/19		4,618
6,052	9.00	12/25/19		6,259
856	9.00	3/25/20		892
26,702	9.00	5/25/20		27,993
2,238	9.00	6/25/20		2,341
1,822	9.00	7/25/20		1,907
5,901	9.00	9/25/20		6,224
6,693	9.00	10/25/20		7,055
91,361	9.00	1/25/21		96,762
14,841	9.00	8/25/22		16,324
73,171	9.00	11/25/28		82,386
579,393	9.00	6/25/30		695,657
131,712	9.00	10/25/30		157,544
4,034	9.25	1/25/20		4,152
235,954	9.32	6/25/32	[1]	265,272
896	9.50	12/25/18		904
10,624	9.50	3/25/20		11,130
1,513	9.50	4/25/20		1,579
11,191	9.50	11/25/20		11,835
118,922	9.50	11/25/31		137,686
328,126	9.50	12/25/41		388,872
20,869	9.60	3/25/20		21,784
1,605,486	10.58	9/25/42	[1]	2,026,913
533,941	11.05	6/25/44	[1]	603,994
29,077	21.15	3/25/39	[1]	39,285

				125,522,337

Government National Mortgage Association - 11.7%
500,000	5.50	9/20/39		577,982
3,307,698	5.52	11/20/45	[1]	3,612,712
8,880,320	5.64	4/20/40	[1]	9,867,255
1,295,189	5.99	11/20/43	[1]	1,413,577
3,089,488	6.00	11/20/33		3,382,821

See accompanying notes to financial statements.
MARCH 31, 2018	9

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
1,198,224	6.00	6/20/43		1,306,697
1,648,995	6.00	2/20/46		1,848,660
3,183,821	6.14	1/20/39	[1]	3,596,783
1,518,677	6.17	10/20/40	[1]	1,691,239
4,070,701	6.27	12/20/42	[1]	4,643,241
2,935,745	6.29	12/20/40	[1]	3,266,358
3,724,337	6.37	5/20/43	[1]	4,196,875
1,690,294	6.50	7/20/32		1,854,964
3,857,491	6.51	6/20/41	[1]	4,339,806
1,273,835	6.58	7/20/39	[1]	1,442,879
553,600	6.65	4/20/39	[1]	631,295
911,295	6.66	9/20/44	[1]	1,035,245
171,555	6.86	3/16/41	[1]	183,417
1,890,494	6.92	8/20/40	[1]	2,172,158
1,259,340	6.98	6/20/45	[1]	1,427,653
274,862	7.00	6/20/26		275,350
65,932	7.00	5/20/38		65,882
714,690	7.00	5/20/42		816,103
475,979	7.15	12/20/33	[1]	540,931
2,540,347	7.29	8/20/38	[1]	2,920,615
70,860	7.50	5/16/27		70,797
3,286,790	7.51	7/20/44	[1]	3,722,992
23,607	8.50	2/20/32		27,938
996,039	9.00	3/16/30		1,007,669

				61,939,894

Vendee Mortgage Trust - 2.4%
3,005,588	6.50	8/15/31		3,381,736
1,444,650	6.50	10/15/31		1,622,203
1,258,982	6.75	2/15/26		1,375,322
2,033,962	6.99	3/15/25	[1]	2,285,745
1,301,336	7.00	3/15/28		1,455,138
258,617	7.25	9/15/22		266,722
474,253	7.25	9/15/25		522,833
395,610	7.75	5/15/22		422,025
642,523	7.75	9/15/24		701,870
226,912	8.00	2/15/25		255,344
126,012	8.29	12/15/26		142,120

				12,431,058

Total Collateralized Mortgage Obligations (cost: $272,929,986)				270,750,706

Asset-Backed Securities - 1.6%
Federal Home Loan Mortgage Corporation - 0.3%
924	6.09	9/25/29	[1]	906
162,385	6.28	10/27/31	[14]	185,476
1,531,612	7.16	7/25/29		1,665,436

				1,851,818

Federal National Mortgage Association - 0.5%
18,769	1 Mo. Libor + 0.34, 2.21%	11/25/32	[1]	18,369
613,308	4.70	9/26/33	[14]	660,948
194,981	5.00	10/25/33	[14]	199,344

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
1,323,058	5.75	2/25/33	[14]	1,374,616
5,402	6.47	10/25/31	[14]	5,363
33,404	6.50	5/25/32	[14]	34,020
316,883	6.59	10/25/31	[14]	335,403
1,830	6.83	7/25/31	[14]	1,820
9,968	7.80	6/25/26	[1]	11,153

				2,641,036

Small Business Administration - 0.8%
2,656,448	5.87	7/1/28		2,852,505
454,631	7.13	10/1/20		464,784
373,812	7.33	8/1/20		383,382
313,032	8.03	5/1/20		322,394

				4,023,065

Total Asset-Backed Securities (cost: $8,494,904)				8,515,919

Put Options Purchased [10,19] -0.1%
(cost: $635,156)				314,531

Quantity Name of Issuer	Fair Value ($)
Short-Term Securities - 0.7%
3,788,592 Fidelity Inst. Money Mkt. Gvt. Fund, 1.49%	3,788,592

(cost: $3,788,592)
Total Investments in Securities - 98.6% (cost: $525,487,226)	520,642,091

Call Options Written [10,19] - (0.2%)
(premiums received: $941,373)	(1,243,047)

Other Assets and Liabilities, net - 1.6%	8,349,403

Total Net Assets - 100.0%	$527,748,447

[1]	Variable rate security. Rate disclosed is as of March 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[10]	The amount of $7,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2018.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2018.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

(19)	Options outstanding as of March 31, 2018 were as follows:

		Exercise	Expiration		Notional	Cost/
Description	Contracts	Price ($)	Date	Counterparty	Amount ($)	Premiums ($)	Value ($)

Put Options Purchased - U.S. Treasury Futures:
5-Year	1,830	113.75	June 2018	Societe Generale	208,162,500	635,156	314,531
Call Options Written - U.S. Treasury Futures:
2-Year	(425)	106.13	May 2018	Societe Generale	90,206,250	(171,241)	(179,297)
5-Year	(1,840)	114.00	May 2018	Societe Generale	209,760,000	(770,132)	(1,063,750)

						(941,373)	(1,243,047)

A summary of the levels for the Fund’s investments as of March 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Assets
Mortgage Pass-Through Securities	—	219,647,696	—	219,647,696
U.S. Treasury / Federal Agency Securities	—	17,624,647	—	17,624,647
Collateralized Mortgage Obligations	—	270,750,706	—	270,750,706
Asset-Backed Securities	—	8,515,919	—	8,515,919
Put Options Purchased	314,531	—	—	314,531
Short-Term Securities	3,788,592	—	—	3,788,592

	4,103,123	516,538,968	—	520,642,091
Liabilities
Call Options Written	(1,243,047)	—	—	(1,243,047)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2018	11

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations and, mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Sit Quality Income Fund provided a return of +0.79% during the 12-month period ending March 31, 2018, compared to the return of the Bloomberg Barclays 1-3 Year Government/Credit Bond Index of +0.24%. The Fund’s 30-day SEC yield was 2.08% and its 12-month distribution rate was 1.30%.

The primary goal of the Fund is to maintain a high credit quality portfolio with stable principal values, while generating a relatively high level of income. During the year, the Fund benefitted from the income advantage produced by its holdings in non-agency residential mortgage, corporate, and taxable municipal securities. Nonagency residential mortgages outperformed as higher home prices increased demand for these securities. Taxable municipal securities also outperformed as their higher yields were attractive for investors. Corporate securities outperformed as future growth prospects continue to increase demand, causing yields to decrease relative to treasuries. The Fund uses Treasury futures and options to reduce interest rate risk. The use of futures and options was successful in providing stability to the Fund’s net asset value and contributed positively to the return. The Federal Reserve hiked the Fed Funds rate three times over the 12-month period as it continued to normalize monetary policy. In addition, the Federal Reserve began its plan to normalize its balance sheet. While the effects have been minimal, we believe the impact will be amplified in the upcoming year. We expect interest rates to move higher with short term rates outpacing long term rates. The new Federal Reserve Chairman, Jerome Powell, held his first press conference and was well received by investors. We expect the Federal Reserve to maintain a methodical approach for normalizing its balance sheet and gradually raising interest rates over time.

We have positioned the Fund defensively, in both credit quality and interest rate sensitivity to maximize return potential while preserving principal. We focus on a mix of Treasury, agency and credit sectors that provide relatively high levels of income and stable prices.

Michael C. Brilley	Mark H. Book, CFA
Bryce A. Doty, CFA	Chris M. Rasmussen, CFA
Senior Portfolio Managers	Portfolio Managers

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Information on this page is unaudited.
12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2018
		Bloomberg	Lipper
		Barclays	Short
	Sit	1-3 Year	Investment
	Quality	Government/Credit	Grade Bond
	Income Fund	Index[1]	Index[2]

One Year	0.79%	0.24%	0.94%
Five Years	0.48	0.76	1.07
Since Inception (12/31/12)	0.53	0.76	1.10

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for the periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	29.8%
Mortgage Pass-Through (Agency)	19.6
Corporate Bonds	17.0
Asset-Backed (Non-Agency)	13.8
Collateralized Mortgage Obligations (Non-Agency)	10.0
Taxable Municipal Bonds	8.1
Other Net Assets	1.7

Based on total net assets as of March 31, 2018. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/18:	$9.78 Per Share
Net Asset Value 3/31/17:	$9.83 Per Share
Total Net Assets:	$74.5 Million
Average Maturity:	9.3 Years
Effective Duration[3]:	0.9 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.
MARCH 31, 2018	13

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Quality Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Asset-Backed Securities - 16.1%
Agency - 2.3%
FNMA Grantor Trust, Series 2004-T5, Class A11 [1]	794,273	2.05	5/28/35	773,922
FNMA REMICS, Series 2001-W2, Class AS5 [14]	6,691	6.47	10/25/31	6,642
Small Business Administration, Series 2000-20D	76,622	7.47	4/1/20	78,492
Small Business Administration, Series 2006-20D, Class 1	372,268	5.64	4/1/26	390,188
Small Business Administration, Series 2007-20B, Class 1	205,410	5.49	2/1/27	215,333
Small Business Administration, Series 2007-20J, Class 1	253,320	5.57	10/1/27	265,593

				1,730,170

Non-Agency - 13.8%
Bayview Financial Mortgage Pass-Through Trust, Series 2006-B, Class 1A5 [14]	497	6.04	4/28/36	495
Bayview Opportunity Master Fund, Series 2017-SPL5, Class A 1, [4]	540,601	3.50	6/28/57	543,006
Bear Stearns Asset Backed Securities I Trust, Series 2005-AQ2, Class A3, 1 Mo. Libor + 0.36%[1]	281,968	2.23	9/25/35	282,064
Bear Stearns Asset Backed Securities Trust, Series 2005-SD2, Class 1A2, 1 Mo. Libor + 0.47%[1]	69,528	2.34	3/25/35	69,536
Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	102,684	5.01	8/25/32	104,151
Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	310,000	5.43	1/25/34	315,914
Centex Home Equity Loan Trust, Series 2004-D, Class AF6 [14]	27,199	5.17	9/25/34	27,590
CIT Home Equity Loan Trust, Series 2003-1, Class A6 [14]	20,613	4.56	10/20/32	20,941
Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M1, 1 Mo. Libor + 1.75%[1]	30,343	3.53	5/15/33	30,364
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	218,257	5.12	2/25/35	219,965
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-AGE1, Class M3, 1 Mo. Libor + 0.65%[1]	257,774	2.52	2/25/32	256,179
Fairway Outdoor Funding, LLC, Series 2012-1A, Class A2 [4]	507,470	4.21	10/15/42	509,150
First Alliance Mortgage Loan Trust, Series 1997-4, Class A2 [14]	311,428	7.63	4/20/29	314,508
GSAMP Trust, Series 2004-FM1, Class M1, 1 Mo. Libor + 0.98%[1]	226,561	2.85	11/25/33	223,914
Hertz Vehicle Financing II LP, Series 2018-1A, Class A [4]	750,000	3.29	2/25/24	741,958
Irwin Whole Loan Home Equity Trust, Series 2003-B, Class M, 1 Mo. Libor + 2.00%[1]	73,840	3.87	11/25/32	73,956
Irwin Whole Loan Home Equity Trust, Series 2005-A, Class M1, 1 Mo. Libor + 0.86%[1]	768,563	2.73	6/25/34	764,704
Mill City Mortgage Loan Trust 2017-3, Class A1 1, [4]	455,133	2.75	1/25/61	449,809
New Century Home Equity Loan Trust, Series 2003-5, Class AI7 [1]	8,446	5.11	11/25/33	8,623
New Residential Mortgage Loan Trust, Series 2017-6A, Class A1 1, [4]	270,611	4.00	8/27/57	274,709
New Residential Mortgage Trust, 2018-1A, Class A1A 1, [4]	388,198	4.00	12/25/57	396,886
NovaStar Mortgage Funding Trust, Series 2004-2, Class M2, 1 Mo. Libor + 1.02%[1]	44,812	2.89	9/25/34	44,858
OSCAR US Funding Trust VI, LLC, Series 2017-1A, Class A3 [4]	1,000,000	2.82	6/10/21	991,634
OSCAR US Funding Trust VI, LLC, Series 2017-1A, Class A4 [4]	560,000	3.30	5/10/24	554,371
OSCAR US Funding Trust VII, LLC, Series 2017-2A, Class A3 [4]	500,000	2.45	12/10/21	491,462
OSCAR US Funding Trust VIII, LLC, Series 2018-1A, Class A2B, 1 Mo. Libor + 0.49%1, [4]	1,000,000	2.42	4/12/21	1,000,044
OSCAR US Funding Trust, Series 2014-1A, Class A4 [4]	193,272	2.55	12/15/21	192,666
RAAC Trust, Series 2006-RP2, Class A, 1 Mo. Libor + 0.25%1, [4]	48,275	2.12	2/25/37	48,195
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class AI6	111	4.55	12/25/34	111
Residential Funding Mortgage Securities, Series 2006-HI1, Class M2 [14]	96,545	6.56	2/25/36	100,243
Santander Drive Auto Receivables Trust, Series 2016-2, Class B	700,000	2.08	2/16/21	698,339
World Omni Auto Receivables Trust	500,000	2.89	4/15/25	497,602

				10,247,947

Total Asset-Backed Securities (cost: $12,047,778)				11,978,117

Collateralized Mortgage Obligations - 31.5%

Agency - 21.5%
FHLMC Multifamily Structured Pass Through Certificates, Series K007, Class A2	99,750	4.22	3/25/20	102,309
FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2 [1]	420,000	4.19	12/25/20	434,627
FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2 [1]	2,040,000	3.97	1/25/21	2,098,610

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2	500,000	2.87	12/25/21	499,721
FHLMC Multifamily Structured Pass Through Certificates, Series K020, Class A2	400,000	2.37	5/25/22	392,582
FHLMC Multifamily Structured Pass Through Certificates, Series K026, Class A2	1,345,000	2.51	11/25/22	1,323,813
FHLMC Multifamily Structured Pass Through Certificates, Series K715, Class A2	500,000	2.86	1/25/21	500,256
FHLMC Multifamily Structured Pass Through Certificates, Series K716, Class A2	2,000,000	3.13	6/25/21	2,015,910
FHLMC REMICS, Series 2528, Class KM	58,335	5.50	11/15/22	61,334
FHLMC REMICS, Series 3104, Class BY	182,367	5.50	1/15/26	196,330
FHLMC REMICS, Series 3614, Class QA	287,702	4.00	5/15/24	289,567
FHLMC REMICS, Series 3795, Class CA	138,588	4.50	5/15/39	138,986
FHLMC REMICS, Series 3806, Class JA	484,575	3.50	2/15/26	491,171
FHLMC REMICS, Series 3817, Class GA	111,158	3.50	6/15/24	111,297
FNMA ACES, Series 2009-M1, Class A2	346,046	4.29	7/25/19	349,322
FNMA ACES, Series 2013-M14, Class A2 [1]	340,000	3.33	10/25/23	346,039
FNMA ACES, Series 2013-M9, Class A2 [1]	1,264,515	2.39	1/25/23	1,238,176
FNMA REMICS, Series 2003-52, Class NA	75,652	4.00	6/25/23	77,220
FNMA REMICS, Series 2005-19, Class PA	76,621	5.50	7/25/34	78,668
FNMA REMICS, Series 2005-68, Class PC	17,207	5.50	7/25/35	17,629
FNMA REMICS, Series 2008-65, Class CD	57,682	4.50	8/25/23	58,400
FNMA REMICS, Series 2009-13, Class NX	252,337	4.50	3/25/24	255,722
FNMA REMICS, Series 2009-71, Class MB	70,457	4.50	9/25/24	73,613
FNMA REMICS, Series 2009-88, Class DA	22,404	4.50	10/25/20	22,573
FNMA REMICS, Series 2010-28, Class DA	2,773	5.00	9/25/28	2,771
FNMA REMICS, Series 2011-16, Class GE	15,562	2.75	3/25/26	15,541
FNMA REMICS, Series 2011-42, Class BJ	24,115	3.00	8/25/25	24,087
FNMA REMICS, Series 2011-46, Class A	25,038	3.00	5/25/24	25,078
FNMA REMICS, Series 2012-19, Class GH	46,482	3.00	11/25/30	46,891
FNMA REMICS, Series 2013-74, Class AD	283,989	2.00	7/25/23	280,522
FREMF Multifamily Aggregation Risk Transfer Trust, Series 2017-KT01, Class A, 1 Mo. Libor + 0.32%[1]	1,000,000	2.18	2/25/20	1,003,217
FRESB Mortgage Trust, Series 2018-SB45, Class A5H, 1 Mo. Libor + 2.96%[1]	998,834	2.96	11/25/37	996,650
FRESB Mortgage Trust, Series 2018-SB46, Class A5H, 1 Mo. Libor + 2.89%[1]	899,241	2.89	12/25/37	894,802
GNMA, Series 2011-29, Class JA	42,414	4.50	4/20/40	42,713
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A, 1 Mo. Libor + 0.45%[1]	258,109	2.16	10/7/20	259,051
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 2A, 1 Mo. Libor + 0.56%[1]	1,117,172	2.18	12/8/20	1,123,840
Vendee Mortgage Trust, Series 1993-1, Class ZB	113,003	7.25	2/15/23	121,322

				16,010,360

Non-Agency - 10.0%
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6A1 [1]	834,283	3.71	12/25/33	851,027
COLT Mortgage Loan Trust, Series 2017-1, Class A1 1, [4]	288,374	2.61	5/27/47	286,028
COLT Mortgage Loan Trust, Series 2017-2, Class A2A 1, [4]	391,749	2.57	10/25/47	392,185
COMM Mortgage Trust, Series 2014-CR21, Class A1	259,621	1.49	12/10/47	257,715
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A1	5,473	4.75	10/25/18	5,477
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A3	20,280	4.75	10/25/18	20,281
GSR Mortgage Loan Trust, Series 2005-5F, Class 8A1, 1 Mo. Libor + 0.50%[1]	54,068	2.37	6/25/35	51,562
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1 [1]	304,663	3.47	11/21/34	312,950
MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	77,423	6.25	6/25/33	80,507
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1	126,932	5.50	7/25/33	132,588
MASTR Alternative Loan Trust, Series 2003-8, Class 3A1	139,349	5.50	12/25/33	143,814
MASTR Asset Securitization Trust, Series 2005-2, Class 1A3	53,000	5.35	11/25/35	55,250
New Residential Mortgage Loan Trust, Series 2017-2A, Class A4 1, [4]	765,609	4.00	3/25/57	774,719
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1 1, [4]	825,558	4.00	4/25/57	839,129
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, 1 Mo. Libor + 1.50%1, [4]	420,145	3.37	6/25/57	432,352

See accompanying notes to financial statements.
MARCH 31, 2018	15

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Prime Mortgage Trust, Series 2004-CL1, Class 1A1	95,721	6.00	2/25/34	101,090
RAAC Trust, Series 2004-SP3, Class AI5 [1]	1,939	4.89	12/25/32	1,963
Sequoia Mortgage Trust, Series 2012-1, Class 2A1 [1]	52,077	3.47	1/25/42	51,766
Sequoia Mortgage Trust, Series 2012-1, Class B1 [1]	497,059	4.26	1/25/42	502,904
Sequoia Mortgage Trust, Series 2012-2, Class B1 [1]	729,770	4.25	4/25/42	745,950
Sequoia Mortgage Trust, Series 2017-4, Class A4 1, [4]	426,610	3.50	7/25/47	427,610
Sequoia Mortgage Trust, Series 2018-3, Class A4 1, [4]	744,478	3.50	3/25/48	746,363
Structured Asset Securities, Corp. Mtg Loan Trust, Series 2005-GEL3, Class M3, 1 Mo. Libor + 1.20%[1]	13,268	3.07	6/25/35	13,255
Structured Asset Securities, Corp. Mtg Pass-Through Certificates, Series 2003-22A, Class 3A [1]	127,592	3.63	6/25/33	129,415
WaMu Mortgage Pass Through Certificates, Series 2002-AR2 Class A, US FED + 1.25%[1]	72,179	2.03	2/27/34	71,240
WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 7A	15,126	5.50	8/25/19	15,200

				7,442,340

Total Collateralized Mortgage Obligations (cost: $23,679,549)				23,452,700

Corporate Bonds - 17.0%
AbbVie, Inc.	350,000	2.90	11/6/22	341,887
Anheuser-Busch InBev Finance, Inc.	675,000	3.30	2/1/23	675,496
Bank of America Corp., 3 Mo. Libor + 0.79%[1]	750,000	2.81	3/5/24	746,263
Campbell Soup Co., 3 Mo. Libor + 0.63%[1]	400,000	2.78	3/15/21	400,451
Capital One Bank USA NA (Subordinated)	750,000	3.38	2/15/23	730,875
Citigroup, Inc., 3 Mo. Libor + 1.43%[1]	800,000	3.44	9/1/23	819,500
Continental Airlines 2000-2 Class A-1 Pass Through Trust	75,843	7.71	4/2/21	81,380
Dominion Energy, Inc.	350,000	2.75	9/15/22	338,525
Doric Nimrod Air Finance Alpha 2012-1 Trust [4]	361,072	5.13	11/30/22	370,772
HSBC Holdings, PLC, 3 Mo. Libor + 1.50%[1]	750,000	3.20	1/5/22	772,365
KeyBank NA	250,000	3.38	3/7/23	250,987
Leggett & Platt, Inc.	400,000	3.40	8/15/22	395,487
Manufacturers & Traders Trust Co. (Subordinated), 3 Mo. Libor + 0.64%[1]	750,000	2.65	12/1/21	747,146
Massachusetts Mutual Life Insurance Co. (Subordinated) [4]	700,000	7.50	3/1/24	818,370
Mosaic Co.	300,000	4.25	11/15/23	305,888
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29%1, [4]	500,000	4.41	12/15/24	499,992
Newell Brands, Inc.	368,000	5.00	11/15/23	377,713
Prudential Financial, Inc., CPI YOY + 2.75%[1]	800,000	4.86	8/10/18	802,000
Statoil ASA	534,000	7.75	6/15/23	643,906
United Airlines 2013-1 Class A Pass Through Trust	496,443	4.30	2/15/27	511,629
United Community Bank (Subordinated), 3 Mo. Libor + 2.12%[1]	500,000	4.50	1/30/28	503,163
Visa, Inc.	350,000	2.80	12/14/22	345,539
Wells Fargo & Co. (Subordinated)	800,000	6.65	10/15/23	896,474
WGL Holdings, Inc., 3 Mo. Libor + 0.40%[1]	300,000	2.38	11/29/19	299,416

Total Corporate Bonds (cost: $12,910,819)				12,675,224

Mortgage Pass-Through Securities - 19.6%
Federal Home Loan Mortgage Corporation - 1.6%
Freddie Mac	198,076	3.00	9/1/27	199,187
Freddie Mac	43,687	3.50	7/1/26	44,614
Freddie Mac	288,234	4.00	7/1/26	301,110
Freddie Mac	295,303	4.00	1/1/27	308,589
Freddie Mac	8,629	4.50	5/1/19	8,686
Freddie Mac	19,612	4.50	6/1/19	19,745
Freddie Mac	13,419	4.50	6/1/19	13,562

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Freddie Mac	73,033	4.50	12/1/21	73,648
Freddie Mac	25,849	4.50	7/1/26	26,128
Freddie Mac	20,110	5.00	7/1/19	20,448
Freddie Mac	19,873	5.00	10/1/25	21,230
Freddie Mac	6,268	5.50	10/1/19	6,317
Freddie Mac	56,512	5.50	5/1/20	57,393
Freddie Mac	13,850	5.50	7/1/20	14,046
Freddie Mac	13,068	5.50	12/1/20	13,191
Freddie Mac	49,669	5.50	3/1/21	50,838
Freddie Mac	29,345	5.50	3/1/21	30,114

				1,208,846

Federal National Mortgage Association - 12.7%
Fannie Mae	613,362	2.50	6/1/23	611,469
Fannie Mae	989,810	2.61	2/1/23	973,372
Fannie Mae	907,297	2.70	4/1/23	898,260
Fannie Mae	708,913	2.72	12/1/22	704,157
Fannie Mae	995,375	2.77	11/1/23	982,142
Fannie Mae	317,009	3.00	8/1/28	318,518
Fannie Mae	1,000,000	3.15	9/1/18	1,000,790
Fannie Mae	816,606	3.50	1/1/26	833,275
Fannie Mae	276,701	3.93	5/1/24	289,306
Fannie Mae	30,623	4.00	9/1/24	31,507
Fannie Mae	183,165	4.00	6/1/25	188,492
Fannie Mae	26,104	4.00	10/1/31	27,183
Fannie Mae	781,966	4.44	6/1/21	808,069
Fannie Mae	174,911	4.50	4/1/25	182,352
Fannie Mae	400,520	4.73	2/1/20	408,794
Fannie Mae	17,942	5.00	8/1/19	18,224
Fannie Mae	63,681	5.00	9/1/20	65,298
Fannie Mae	1,079,833	5.44	1/1/19	1,087,490
Fannie Mae	8,093	5.50	4/1/19	8,120
Fannie Mae	18,803	5.50	1/1/21	19,164
Fannie Mae	13,560	5.50	10/1/21	13,810
Fannie Mae	3,732	6.50	2/1/19	4,165

				9,473,957

Government National Mortgage Association - 0.4%
Ginnie Mae, US Treasury + 1.50%[1]	60,613	2.63	4/20/33	62,975
Ginnie Mae, US Treasury + 1.50%[1]	14,450	2.63	4/20/42	14,849
Ginnie Mae	64,179	5.00	12/20/23	67,048
Ginnie Mae	42,229	5.00	9/15/24	44,031
Ginnie Mae	68,213	5.00	6/20/26	73,161

				262,064

Other Federal Agency Securities - 4.9%
Small Business Administration Pools, PRIME - 2.50%[1]	698,215	2.00	5/25/43	699,963
Small Business Administration Pools, PRIME + 0.79%[1]	1,946,602	5.29	2/25/28	2,144,176
Small Business Administration Pools, PRIME + 0.79%[1]	710,572	5.29	3/25/30	792,767

				3,636,906

Total Mortgage Pass-Through Securities (cost: $14,730,111)				14,581,773

See accompanying notes to financial statements.
MARCH 31, 2018	17

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Taxable Municipal Bonds - 8.1%
Atlanta Downtown Development Authority [17]	635,000	6.88	2/1/21	682,333
Berks County Industrial Development Authority	475,000	3.20	5/15/21	475,722
City of Wilkes-Barre PA [17]	1,000,000	3.24	11/15/21	1,016,160
Colorado Housing & Finance Authority	575,000	4.00	11/1/31	584,436
Massachusetts Educational Financing Authority	550,000	4.00	1/1/32	563,282
Multistate Liquidating Trust No. 1 4, [17]	200,000	1.39	12/15/18	198,812
New Hampshire Housing Finance Authority	630,000	4.22	7/1/29	641,283
New Hampshire Housing Finance Authority	255,000	4.00	7/1/35	258,445
New Hampshire Housing Finance Authority	545,000	4.00	1/1/37	553,393
Rhode Island Housing & Mortgage Finance Corp.	95,000	4.00	10/1/39	96,328
South Dakota Housing Development Authority	375,000	3.50	11/1/41	374,985
Tennessee Housing Development Agency	150,000	3.50	7/1/31	150,606
Texas Department of Housing & Community Affairs [17]	240,000	4.80	7/1/19	242,083
Town of Mammoth Lakes CA	225,000	2.75	10/1/22	221,026

Total Taxable Municipal Bonds (cost: $6,127,321)				6,058,894

U.S. Treasury / Federal Agency Securities - 6.0%
Federal Agency Issues - 1.0%
Federal Agricultural Mortgage Corp., 3 Mo. Libor + 0.37%[1]	250,000	2.43	3/9/23	252,782
Pershing Road Development Co., LLC, 3 Mo. Libor + 0.40%1, [4]	475,000	2.41	9/15/21	470,250

				723,032

U.S. Treasury - 5.0%
U.S. Treasury Bill [6]	750,000	1.55	4/5/18	749,903
U.S. Treasury Floating Rate Note, 3 Mo. Libor + 0.17%[1]	3,000,000	1.94	7/31/18	3,001,967

				3,751,870

Total U.S. Treasury / Federal Agency Securities (cost: $4,475,331)				4,474,902

Short-Term Securities - 1.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49%	1,284,217			1,284,217

(cost: $1,284,217)
Total Investments in Securities - 100.0% (cost: $75,255,126)				74,505,827

Other Assets and Liabilities, net - 0.0%				36,605

Total Net Assets - 100.0%				$74,542,432

[1]	Variable rate security. Rate disclosed is as of March 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]	144A Restricted Security. The total value of such securities as of March 31, 2018 was $12,450,472 and represented 16.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2018.

[17]	Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

Short futures contracts outstanding as of March 31, 2018 were as follows:

				Value/
				Unrealized
		Expiration	Notional	Appreciation
Type	Contracts	Date	Amount ($)	(Depreciation) ($)

Short Futures: [10]
U.S. Treasury 5-Year	178	June 2018	(20,374,047)	(110,574)
U.S. Treasury 2-Year	60	June 2018	(12,756,563)	(8,610)
				(119,184)

[10]	The amount of $500,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2018.

A summary of the levels for the Fund’s investments as of March 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other Significant	Other Significant
	Price ($)	Observable Inputs ($)	Observable Inputs ($)	Total ($)
Assets
Asset-Backed Securities	—	11,978,117	—	11,978,117
Collateralized Mortgage Obligations	—	23,452,700	—	23,452,700
Corporate Bonds	—	12,675,224	—	12,675,224
Mortgage Pass-Through Securities	—	14,581,773	—	14,581,773
Taxable Municipal Bonds	—	6,058,894	—	6,058,894
U.S. Treasury / Federal Agency Securities	—	4,474,902	—	4,474,902
Short-Term Securities	1,284,217	—	—	1,284,217
	1,284,217	73,221,610	—	74,505,827
Liabilities
Futures	(119,184)	—	—	(119,184)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2018	19

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a return of +6.00% during the fiscal year ended March 31, 2018, versus a total return of +0.65% for the Bloomberg Barclays 5-Year Municipal Bond Index. As of March 31, 2018, the Fund’s 30-day SEC yield was 2.80% and the Fund’s 12-month distribution rate was 4.06%.

The tax-exempt yield curve flattened significantly during the past year driven primarily by rising yields for shorter maturities. Yields for maturities less than three years increased by approximately 60-70 basis points while yields for intermediate maturities increased approximately 30-50 basis points. In contrast, yields for long maturities decreased by approximately 10 basis points. Fund flows into tax-exempt mutual funds were strong throughout the fiscal year, totaling approximately $30 billion. Tax-exempt issuance rose to $62 billion in December, which was a record for that month, after averaging approximately $32 billion over the first 8 months of the fiscal year. The spike in issuance was caused by federal tax reform proposals which would have eliminated the tax exemption for private activity bonds and prohibited tax-exempt advanced refunding of municipal bonds. While the private activity bond tax-exemption was ultimately retained in the enacted legislation, tax-exempt advanced refunding of municipal bonds was eliminated. Issuance was substantially lower in the first quarter of 2018 because borrowers pulled forward some of their planned 2018 issuance into December to preempt these tax reform proposals which were scheduled to become effective January 2018.

The Fund significantly outperformed its benchmark over the last year due to several factors. The Fund maintained a larger weighting of long duration bonds relative to the benchmark. This strategy was advantageous as bonds on the long end of the curve outperformed shorter bonds while the yield curve flattened. In addition, we began hedging the portfolio in April 2017 using U.S. Treasury futures to shorten duration in anticipation of rising interest rates. This hedging strategy was beneficial to the Fund’s performance between November and February and contributed approximately 50 basis points to the Fund’s outperformance. The Fund’s credit quality distribution produced a favorable outcome. At the end of the fiscal year, the Fund held 28% of net assets in bonds rated single-A or lower and 21% in non-rated bonds while the Bloomberg Barclays 5-Year Municipal Bond Index is predominately comprised of AA-rated bonds or higher. These lower rated and non-rated bonds outperformed their higher rated peers over the past year. Finally, good security selection in the single- and multi-family housing sectors, which represent our largest weightings, contributed meaningfully to the Fund’s outperformance.

        HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our investment strategy continues to emphasize current income as the primary driver of returns over the long-run. We expect to continue hedging to maintain duration close to that of the Fund’s benchmark, but we will remain prepared to adjust this position as market conditions warrant. We also anticipate continuing to utilize housing bonds for their incremental yield over comparably-rated issuers as well as non-rated bonds in the Fund. Our strategy will rely on rigorous credit analysis to identify favorable investment opportunities. We remain diversified across industries and issuers to manage credit and liquidity risk, and we believe the Fund is well positioned to achieve attractive risk-adjusted returns going forward.

Michael C. Brilley

Paul J. Jungquist, CFA

Senior Portfolio Managers

Information on this page is unaudited.
20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2018

	Sit Tax-Free Income Fund	Bloomberg Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]

One Year	6.00%	0.65%	3.26%
Five Years	4.09	1.54	2.95
Ten Years	4.84	3.28	4.56
Since Inception (9/29/88)	5.24	4.94	5.51

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multi Family Mortgage	23.7%
Single Family Mortgage	23.1
Other Revenue	9.1
Education/Student Loan	6.3
General Obligation	6.3
Insured	6.2
Sectors less than 5%	18.6
Cash & Other Net Assets	6.7

Based on total net assets as of March 31, 2018. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/18:	$9.66 Per Share
Net Asset Value 3/31/17:	$9.49 Per Share
Total Net Assets:	$196.0 Million
Average Maturity:	17.2 Years
Effective Duration[3]:	4.2 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rates Securities

AAA	0.0%
AA	0.2
A	0.0
BBB	0.9
BB	16.6
<BB	3.2

Total	20.9%

Information on this page is unaudited.
MARCH 31, 2018	21

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 89.4%

Alabama - 0.3%
Pell City Special Care Facs. Finance Auth. Rev. (Noland Health Services, Inc.)	500,000	5.00	12/1/31	539,995

Alaska - 1.4%
AK Hsg. Finance Corp. Mtg. Rev.	750,000	4.13	12/1/37	762,758
AK Hsg. Finance Corp. Mtg. Rev.	640,000	4.25	12/1/40	653,069
AK Hsg. Finance Corp. Mtg. Rev. (G.O. of Corp. Insured)	500,000	4.50	12/1/35	508,140
AK Hsg. Finance Corp. Rev. (State Capital Proj.)	500,000	4.00	6/1/36	518,910
AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5], [15]	250,000	5.50	N/A	16,875
AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	250,000	5.00	4/1/33	270,500

				2,730,252

Arizona - 2.0%
AZ Industrial Dev. Auth. Rev. (Bridgewater Avondale Proj.)	500,000	5.38	1/1/38	491,890
Glendale Industrial Dev. & Auth. Rev. (Beatitudes Campus Proj.)	300,000	5.00	11/15/36	310,641
Glendale Industrial Dev. & Auth. Rev. (Glencroft Retirement Community)	300,000	5.00	11/15/36	301,863
Maricopa Co. Industrial Dev. Auth. Education Rev. (Horizon Community Learning Center)	300,000	5.00	7/1/35	307,509
Maricopa Co. Industrial Dev. Auth. Rev. (Christian Care Surprise Inc.) [4]	250,000	5.75	1/1/36	253,748
Peoria Industrial Dev. Auth. Rev. (Sierra Winds Life Care Community)	400,000	5.25	11/15/29	408,036
Phoenix City Industrial Dev. Auth. Rev. (Great Hearts Academies Proj.)	250,000	6.30	7/1/42	284,275
Pima Co. Industrial Dev. Auth. Education Rev. (American Leadership Academy Proj.) [4]	370,000	4.75	6/15/37	363,569
Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	160,000	6.38	12/1/18	161,254
Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	455,000	9.75	5/1/25	514,646
Tempe Industrial Dev. Auth. Rev. (Mirabella at ASU Proj.) [4]	500,000	4.70	10/1/24	498,340

				3,895,771

California - 7.6%
CA Infrastructure & Econ. Dev. Rev. (Dept. of Social Services) (AMBAC G.O. of Authority Insured) [9]	500,000	5.00	12/1/18	509,995
CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	500,000	6.00	8/1/29	627,390
CA State G.O.	500,000	4.00	12/1/40	517,430
Carlsbad Unified School District G.O. Capital Appreciation [6]	400,000	6.13	8/1/31	437,452
Colton Joint Unified School District G.O. (AGM Insured) [6]	1,000,000	5.80	8/1/35	982,700
Encinitas Union School District G.O. Capital Appreciation [6]	500,000	6.75	8/1/35	552,655
Hartnell Community College G.O. [6]	500,000	7.00	8/1/34	521,510
Healdsburg Unified School District G.O. [6]	1,250,000	4.60	8/1/37	1,112,962
Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	250,000	6.75	8/1/40	325,205
Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	1,100,000	5.95	8/1/34	1,005,818
Martinez Unified School District G.O. [6]	250,000	6.13	8/1/35	308,822
Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	500,000	6.25	10/1/28	573,380
Redondo Beach School District G.O. [6]	600,000	6.38	8/1/34	773,268
Reef-Sunset Unified School District (BAM Insured) [6]	750,000	4.85	8/1/38	699,495
Ripon Unified School District G.O. (BAM Insured) [6]	270,000	4.50	8/1/30	292,550
Ripon Unified School District G.O. (BAM Insured) [6]	80,000	4.50	8/1/30	83,730
Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	500,000	1.91	6/1/39	457,875
San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	400,000	5.00	6/1/39	442,204
San Jose G.O. Capital Appreciation (Libraries Parks and Public Safety Proj.) (NATL Insured)	500,000	5.00	9/1/32	505,150
South Tahoe Joint Powers Financing Auth. Tax Allocation Ref. (South Tahoe Redev. Proj.) (AGM Insured)	500,000	5.00	10/1/30	558,610
Southwest Community Finance Auth. Rev. (Riverside Co. Proj.)	350,000	6.00	5/1/24	351,239
Sulphur Springs Union School District C.O.P. (AGM Insured) [6]	450,000	6.50	12/1/37	563,715
Tracy Joint Unified School District G.O. Capital Appreciation [6]	600,000	7.30	8/1/41	495,678
Tustin Unified School District G.O. Capital Appreciation [6]	500,000	6.00	8/1/28	526,825

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Upland Unified School District G.O. Capital Appreciation [6]	1,000,000	7.00	8/1/41	1,129,480
Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	500,000	6.13	8/1/34	516,780

				14,871,918

Colorado - 2.5%
CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	250,000	5.60	7/1/34	260,618
CO Educational & Cultural Facs. Auth. Rev. Ref. (Windsor Charter Academy) [4]	800,000	5.00	9/1/36	804,448
Copperleaf Metro District No. 2 G.O.	500,000	5.75	12/1/45	525,035
Crystal Crossing Metro District G.O.	500,000	5.25	12/1/40	504,985
East Morgan Co. Hospital District C.O.P. [9]	500,000	5.88	12/1/38	506,930
Lambertson Farms Metro District No. 1 G.O.	500,000	5.00	12/15/25	500,205
Leyden Rock Metropolitan District No. 10 G.O.	250,000	5.00	12/1/45	254,518
Palisade Metropolitan District No. 2 G.O.	500,000	5.00	12/1/46	504,195
St. Vrain Lakes Metropolitan District No. 2 G.O.	500,000	5.00	12/1/37	501,245
Tallman Gulch Metropolitan District G.O.	500,000	5.25	12/1/47	495,505

				4,857,684

Connecticut - 0.7%
CT Hsg. Finance Auth. Rev.	500,000	3.75	11/15/35	505,710
CT Hsg. Finance Auth. Rev.	550,000	3.88	11/15/35	568,524
CT Hsg. Finance Auth. Rev.	250,000	3.75	11/15/40	252,858

				1,327,092

District of Columbia - 0.4%
District of Columbia Hsg. Finance Agency Rev. (Multi-Family Dev. Program)	600,000	4.05	9/1/43	607,152
District of Columbia Rev. (Ingleside Rock Creek Proj.)	250,000	5.00	7/1/37	261,275

				868,427

Florida - 11.0%
Alachua Co. Health Facs. Auth. Rev. (Oak Hammock University)	385,000	8.00	10/1/32	450,223
Arborwood Community Dev. District Special Assessment (AGM Insured)	750,000	3.50	5/1/32	736,065
Babcock Ranch Community Independent District Special Assessment	250,000	5.00	11/1/31	255,205
Bay Co. Educational Facs. Rev. (Bay Haven Charter)	480,000	5.25	9/1/30	499,925
Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	200,000	6.25	5/1/35	207,936
Capital Trust Agency Rev. (Elim Senior Housing, Inc.) [4]	250,000	5.00	8/1/27	252,205
Capital Trust Agency Rev. (Elim Senior Housing, Inc.) [4]	250,000	5.38	8/1/32	253,735
Capital Trust Agency Rev. (River City Educational Services, Inc. Proj.)	500,000	5.38	2/1/35	491,005
Capital Trust Agency Rev. (Tallahassee Tapestry) [4]	550,000	6.75	12/1/35	574,981
Capital Trust Agency Rev. (Tapestry Walden Senior Hsg. Proj.) [4]	250,000	6.75	7/1/37	262,043
Capital Trust Agency Rev. (Tuscan Gardens Senior Living Center)	250,000	7.00	4/1/35	254,690
Celebration Pointe Community Dev. District Special Assessment Rev. [4]	250,000	5.00	5/1/32	260,358
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	250,000	7.25	5/15/26	276,400
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	500,000	8.13	5/15/44	561,830
Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	415,000	6.25	10/1/39	458,745
Durbin Crossing Community Dev. District Special Assessment (AGM Insured)	520,000	5.00	5/1/32	584,501
Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, 5, [15]	100,000	5.75	N/A	74,000
FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	130,000	5.00	7/1/26	135,481
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	170,000	5.00	7/1/39	174,156
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	500,000	3.80	7/1/47	480,325
Florida Dev. Finance Corp. Rev. (Renaissance Charter School)	400,000	6.00	6/15/34	421,696
Gramercy Farms Community Dev. District Special Assessment [6]	535,000	3.24	5/1/39	310,300
Heritage Harbour North Community Dev. District Special Assessment	340,000	5.00	5/1/34	366,071
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	345,000	4.25	5/1/25	349,457
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	250,000	6.70	5/1/33	273,402

See accompanying notes to financial statements.
MARCH 31, 2018	23

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Center)	400,000	7.40	5/1/30	451,864
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood National)	300,000	5.25	5/1/37	318,444
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	500,000	5.00	5/1/36	521,230
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Webb Proj.) [4]	320,000	5.00	5/1/37	334,230
Lee Co. Industrial Dev. Auth. Rev. (Preserve Proj.) [4]	315,000	5.38	12/1/32	318,884
Lee Co. Industrial Dev. Auth. Rev. (Preserve Proj.) [4]	300,000	5.75	12/1/52	304,863
Lexington Oaks Community Dev. District Special Assessment Rev.	245,000	5.65	5/1/33	254,513
Live Oak No. 2 Community Dev. District Special Assessment Rev.	400,000	4.00	5/1/35	389,356
Long Lake Ranch Community Dev. District Special Assessment	175,000	5.63	5/1/24	180,355
Long Lake Ranch Community Dev. District Special Assessment	500,000	4.63	5/1/36	499,680
Magnolia Creek Community Dev. District Rev. 2, [5,15]	250,000	5.60	N/A	52,500
Marshall Creek Community Dev. District Cap. Improvement Special Assessment Rev.	250,000	5.00	5/1/32	254,462
Miami-Dade Co. Transit Sales Tax Rev.	500,000	5.00	7/1/34	563,270
New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,15]	230,000	5.00	N/A	2
Northern Palm Beach Co. Improvement District Special Assessment	500,000	5.00	8/1/29	530,265
Northern Palm Beach Co. Improvement District Special Assessment	250,000	5.00	8/1/37	264,300
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	550,000	5.00	8/1/34	594,170
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	500,000	5.00	8/1/35	545,045
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	250,000	5.00	8/1/41	273,148
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	795,000	3.55	9/1/30	816,107
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	585,000	3.95	3/1/40	592,599
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	495,000	3.75	9/1/47	490,629
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	495,000	4.00	9/1/48	525,225
Orlando Tourist Dev. Rev. (Senior Lien Tourist Dev.) (AGM Insured)	250,000	5.00	11/1/38	283,332
Palm Beach Co. Health Facs. Auth. Rev. (ACTS Retirement-Life Community, Inc.)	500,000	5.00	11/15/32	560,095
Port St. Lucie Research Foundation Rev. (Vaccine Gene Therapy Inst.) [9]	500,000	5.00	5/1/33	514,990
Seven Oaks Community Dev. District Special Assessment Rev	250,000	5.50	5/1/33	262,038
Silverleaf Community Dev. District Special Assessment	100,000	6.75	5/1/44	106,336
Tolomato Community Dev. District Special Assessment [6]	40,000	6.61	5/1/39	40,149
Tolomato Community Dev. District Special Assessment [6]	185,000	6.61	5/1/40	147,539
Tolomato Community Dev. District Special Assessment 2, [5]	120,000	6.61	5/1/40	1
Tolomato Community Dev. District Special Assessment [6]	110,000	6.61	5/1/40	72,192
Tolomato Community Dev. District Special Assessment [6]	85,000	6.61	5/1/40	80,122
Tolomato Community Dev. District Special Assessment [6]	45,000	6.61	5/1/40	35,627
Tolomato Community Dev. District Special Assessment (AGM Insured)	500,000	3.75	5/1/40	492,595
Waters Edge Community Dev. District Cap. Improvement Rev.	9,000	5.35	5/1/39	8,810
Waters Edge Community Dev. District Cap. Improvement Rev. [6]	270,000	6.60	5/1/39	270,840
Wiregrass Community Dev. District Special Assessment	250,000	5.38	5/1/35	264,365
Zephyr Ridge Community Dev. District Special Assessment 2, [5,15]	450,000	5.25	N/A	378,000

				21,556,907

Georgia - 4.2%
Atlanta Dev. Auth. Senior Health Care Facs. Rev. (GA Proton Treatment Center)	250,000	6.00	1/1/23	251,933
Atlanta Dev. Auth. Senior Health Care Facs. Rev. (GA Proton Treatment Center)	250,000	6.50	1/1/29	253,025
Barnesville-Lamar County Ind. Dev. Auth. Rev. (Gordon College Property)	200,000	5.00	8/1/30	200,422
GA Housing & Finance Authority Rev.	1,280,000	3.80	12/1/37	1,291,392
GA Housing & Finance Authority Rev.	1,000,000	4.00	12/1/37	1,017,690
GA Housing & Finance Authority Rev.	500,000	4.00	12/1/39	514,015
GA Housing & Finance Authority Rev.	650,000	3.80	12/1/40	653,218
GA Housing & Finance Authority Rev.	485,000	3.80	12/1/40	487,250
GA Housing & Finance Authority Rev.	605,000	3.85	12/1/41	609,344
GA Housing & Finance Authority Rev.	1,000,000	3.55	12/1/42	982,200
GA Housing & Finance Authority Rev.	500,000	3.65	12/1/42	499,175

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

GA Tax Allocation (Beltline Proj.)	500,000	5.00	1/1/30	523,550
Gainesville Hospital Auth. Rev. (Northeast Georgia Health System, Inc. Proj.)	500,000	5.00	2/15/37	568,980
Glynn-Brunswick Memorial Hospital Auth. Rev. (Southeast Georgia Health System Proj.)	350,000	5.00	8/1/47	383,285

				8,235,479

Idaho - 1.0%
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	475,000	7.00	10/1/24	528,518
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	250,000	7.38	10/1/29	278,770
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	500,000	8.00	10/1/44	569,540
ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	465,000	5.75	12/1/32	506,273

				1,883,101

Illinois - 7.2%
Bellwood G.O.	500,000	5.88	12/1/27	567,895
Burbank Educational Facs. Rev. (Intercultural Montessori Language School) [4]	500,000	6.00	9/1/35	517,170
Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	500,000	6.25	12/1/33	607,810
Chicago Heights G.O. (NATL-RE Insured)	500,000	4.50	12/1/29	528,500
Chicago Midway Airport Rev. (Second Lien)	500,000	5.25	1/1/35	551,245
Chicago Park Dist. G.O (Limited Tax)	1,000,000	5.00	1/1/28	1,101,500
Chicago Transit Auth. Sales Tax Rev.	250,000	5.25	12/1/30	270,710
DuPage Co. Community Consolidated School Dist. No. 89 Glen Ellyn G.O.	330,000	5.00	2/1/19	330,970
IL Educational Facs. Auth. Rev.	250,000	4.50	11/1/36	259,062
IL Educational Facs. Auth. Rev. (Field Museum of Natural History)	500,000	3.90	11/1/36	499,990
IL Fin. Auth. Rev. (Admiral Lake Proj.)	300,000	5.13	5/15/38	293,898
IL Fin. Auth. Rev. (Christian Homes, Inc.)	500,000	5.00	5/15/36	527,600
IL Fin. Auth. Rev. (Lifespace Communities)	500,000	5.00	5/15/35	545,550
IL Fin. Auth. Rev. (Rogers Park Montessori School Proj.)	300,000	5.00	2/1/24	311,175
IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	1,000,000	6.25	12/1/38	758,610
IL G.O.	250,000	5.50	7/1/33	258,595
IL G.O. (AGM Insured)	500,000	4.00	2/1/30	519,595
IL Housing Dev. Auth. Rev. (Evergreen Towers)	350,000	4.95	7/1/34	373,240
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	450,000	3.88	4/1/41	452,210
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	400,000	4.00	10/1/48	423,700
IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	1,000,000	5.25	6/15/31	1,090,320
La Salle & Bureau Counties Township High School Dist. No. 120 LaSalle-Peru G.O. (BAM Insured)	250,000	5.00	12/1/31	284,608
Lake Co. Community Consolidated School District No. 50 Woodland G.O.	250,000	5.63	1/1/26	275,628
Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O.	335,000	5.50	12/1/41	369,301
Macon County School District No. 61 Decatur G.O. (AGM Insured)	250,000	5.25	1/1/37	268,598
Malta Tax Allocation Rev. 2, [5]	1,921,000	5.75	12/30/25	614,720
Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, [5]	818,000	5.75	3/1/22	147,240
Metropolitan Pier & Exposition Auth. Rev. (McCormick Place Expansion Proj.) [6]	500,000	4.70	12/15/37	271,275
Metropolitan Pier & Exposition Auth. Rev. (McCormick Place Expansion Proj.)	250,000	5.00	6/15/57	263,542
Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	440,000	7.00	10/1/22	255,200
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	250,000	4.00	12/1/22	246,540
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	250,000	5.25	12/1/37	252,815

				14,038,812

Indiana - 2.3%
Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.)	600,000	6.00	11/15/22	636,336
Damon Run Conservancy Dist. G.O. (State Intercept Insured)	300,000	6.10	7/1/25	315,450
Evansville Hsg. Rev. (Silver Birch Evansville Proj.)	250,000	5.45	1/1/38	242,625
IN Finance Auth. Rev. (BHI Senior Living)	775,000	5.88	11/15/41	877,796
IN Finance Auth. Rev. (BHI Senior Living)	425,000	6.00	11/15/41	485,248

See accompanying notes to financial statements.
MARCH 31, 2018	25

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

IN Finance Auth. Rev. (Greencroft Obligated Group)	350,000	6.50	11/15/33	390,999
IN Housing & Community Dev. Auth. Rev. (Hammond Assisted Living Proj.)	500,000	5.75	1/1/36	480,610
Merrillville Industry Economic Dev. Rev. (Belvedere Housing Proj.)	300,000	5.75	4/1/36	285,483
Mishawaka Multifamily Hsg. Rev. (Silver Birch Mishawaka Proj.) [4]	500,000	5.38	1/1/38	480,270
Richmond Hospital Auth. Rev. (Reid Hospital & Health Care)	350,000	5.00	1/1/35	384,142

				4,578,959

Iowa - 0.5%
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	650,000	5.00	5/15/36	715,455
IA Student Loan Liquidity Corp. Rev.	250,000	5.80	12/1/31	262,662

				978,117

Kansas - 0.4%
Wichita Health Care Facs. Rev. (Kansas Masonic Home)	300,000	5.25	12/1/36	316,413
Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	500,000	6.25	5/15/34	500,790

				817,203

Kentucky - 0.2%
Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	425,000	6.50	3/1/41	466,531

Louisiana - 1.5%
Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	25,673	5.00	11/1/40	25,776
LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	85,000	6.00	12/1/28	85,547
LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Sec. Prog.) (GNMA/FHLMC Collateralized)	190,000	4.60	6/1/29	198,335
LA Local Government Environmental Facilities & Community Development Auth.	500,000	5.25	11/15/25	537,310
LA Local Government Environmental Facilities & Community Development Auth.	500,000	6.00	11/15/30	559,850
LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	250,000	6.50	5/1/31	266,578
LA Public Facs. Auth. Rev. (Franciscan Missionaries Health System Proj.)	300,000	5.00	7/1/35	333,222
LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	620,000	1.93	2/15/36	575,775
St. Tammany Parish Fin. Auth. Rev. (Christwood Proj.)	300,000	5.25	11/15/37	320,700

				2,903,093

Maine - 1.1%
ME Hsg. Auth. Rev.	600,000	4.00	11/15/35	615,066
ME Hsg. Auth. Rev.	500,000	4.00	11/15/37	512,890
ME Hsg. Auth. Rev.	205,000	4.50	11/15/37	213,218
ME Hsg. Auth. Rev.	250,000	3.55	11/15/40	244,655
ME Hsg. Auth. Rev.	500,000	3.85	11/15/40	504,950

				2,090,779

Maryland - 0.6%
MD Community Dev. Administration Rev.	35,000	5.13	9/1/30	36,728
MD Community Dev. Administration Rev.	350,000	3.75	3/1/39	355,750
MD Community Dev. Administration Rev.	350,000	4.20	7/1/46	358,564
Montgomery Co. Housing Opportunities Commission Rev.	405,000	4.00	7/1/38	408,868

				1,159,910

Massachusetts - 1.5%
MA Dev. Finance Agy. Rev. (Newbridge on the Charles, Inc.) [4]	300,000	5.00	10/1/47	319,356
MA Education Finance Auth. Education Rev.	180,000	5.15	1/1/26	185,438
MA Housing Finance Agy. Rev.	250,000	4.75	6/1/35	263,478
MA Housing Finance Agy. Rev.	500,000	3.75	12/1/40	504,680
MA Housing Finance Agy. Rev.	900,000	3.85	12/1/47	872,073

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

MA Housing Finance Agy. Rev. (FHA Insured)	500,000	5.30	12/1/38	525,800
MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	270,000	3.90	12/1/38	272,282

				2,943,107

Michigan - 2.3%
MI Finance Auth. Rev. (Presbyterian Village)	250,000	5.25	11/15/35	260,330
MI Hsg. Dev. Auth. (G.O. of Authority Insured)	250,000	4.63	10/1/41	257,858
MI Hsg. Dev. Auth. Rev.	500,000	4.10	10/1/35	513,485
MI Hsg. Dev. Auth. Rev.	500,000	3.70	12/1/36	502,635
MI Hsg. Dev. Auth. Rev.	705,000	3.95	12/1/40	715,378
MI Hsg. Dev. Auth. Rev.	300,000	3.75	10/1/42	295,269
MI Hsg. Dev. Auth. Rev.	500,000	3.70	12/1/45	492,310
Muskegon Heights Water Supply Rev. (NATL Insured)	510,000	4.15	11/1/23	510,658
Muskegon Heights Water Supply Rev. (NATL Insured)	425,000	4.20	11/1/24	425,548
Taylor Brownfield Redevelopment Authority (NATL Insured)	250,000	5.00	5/1/32	271,220
Universal Academy Michigan Public School Rev.	185,000	6.50	12/1/23	189,721

				4,434,412

Minnesota - 0.4%
MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	110,000	4.40	7/1/32	113,456
MN Hsg. Fin. Agy. Residential Hsg. Rev.	175,000	5.10	1/1/40	177,942
MN Rev. (Senior Living LLC Proj.)	500,000	5.00	1/1/47	516,145

				807,543

Mississippi - 0.3%
MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	25,000	6.75	6/1/39	25,757
MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	4.00	12/1/43	526,490

				552,247

Missouri - 0.4%
Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	300,000	5.45	9/1/23	311,292
Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.) [4]	500,000	5.75	11/15/36	493,780

				805,072

Montana - 0.6%
Forsyth Pollution Control Rev.	250,000	5.00	5/1/33	267,310
MT Board of Housing Single Family Rev.	210,000	4.00	12/1/38	217,684
MT Board of Housing Single Family Rev. (FHA Insured)	295,000	3.75	12/1/38	300,809
MT Board of Housing Single Family Rev. (G.O. of BRD Insured)	105,000	4.70	12/1/26	109,101
MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	304,515	5.08	4/1/21	308,185

				1,203,089

Nebraska - 0.4%
Douglas Co. Hospital Auth. No. 3 (Methodist Hospital)	400,000	5.00	11/1/30	449,532
Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5,15]	410,000	5.13	N/A	38,130
Nebraska Investment Fin. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	350,000	3.75	9/1/35	352,370

				840,032

Nevada - 0.7%
City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	400,000	4.00	12/1/27	389,032
City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	400,000	5.00	12/1/37	401,628
Nevada Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	520,000	3.85	10/1/39	526,947
NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	40,000	5.10	10/1/40	40,390

				1,357,997

See accompanying notes to financial statements.
MARCH 31, 2018	27

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

New Hampshire - 0.6%
NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	400,000	6.00	1/1/34	444,436
NH Hsg. Fin. Agy. Rev. (Cimarron, Whittier Falls & Mars) (FHA Insured)	725,000	4.00	7/1/52	730,829

				1,175,265

New Jersey - 2.0%
NJ Economic Dev. Auth. Rev. (North Star Academy Charter School Newark)	250,000	5.00	7/15/47	268,610
NJ Economic Dev. Auth. Rev. (State Government Buildings Proj.) [9]	500,000	5.00	6/15/42	534,860
NJ Health Care Facs. Fin. Auth. Rev. (Hospital Asset Transformation)	400,000	5.25	10/1/38	407,040
NJ Higher Education Assistance Auth. Student Loan Rev.	10,000	5.00	12/1/28	10,571
NJ Hsg. & Mtg. Finance Agy. Rev.	310,000	5.05	10/1/39	313,351
NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	550,000	3.60	1/1/30	560,258
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	370,000	4.50	10/1/30	385,163
NJ Transportation Trust Fund Auth. Rev. (Federal Highway Reimbursement Notes)	500,000	5.00	6/15/24	502,950
NJ Transportation Trust Fund Auth. Rev. (Federal Highway Reimbursement Notes)	575,000	5.00	6/15/29	578,283
NJ Transportation Trust Fund Auth. Rev. (Transportation System)	400,000	5.88	12/15/38	410,452

				3,971,538

New Mexico - 1.3%
NM Mtg. Fin. Auth. Rev.	450,000	3.80	9/1/46	452,164
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (FHA Insured)	360,000	3.90	9/1/42	363,766
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	195,000	4.80	9/1/29	197,617
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	195,000	5.35	9/1/30	198,067
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	450,000	5.25	9/1/34	462,884
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	490,000	3.70	9/1/42	487,648
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	360,000	4.13	9/1/42	368,017

				2,530,163

New York - 4.0%
Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	350,000	4.00	7/1/33	362,551
New York City Housing Development Corp. Multifamily Mtg. Rev.	250,000	4.60	11/1/36	262,122
New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	4.05	11/1/41	305,682
New York City Housing Development Corp. Multifamily Mtg. Rev.	650,000	3.65	11/1/47	632,756
New York City Housing Development Corp. Rev.	500,000	3.80	11/1/37	504,505
New York City Municipal Water Finance Authority	750,000	5.00	6/15/38	830,835
NY Mortgage Agency Rev.	500,000	3.70	10/1/38	503,915
NY Mortgage Agency Rev.	500,000	3.75	10/1/38	504,455
NY Mortgage Agency Rev.	500,000	3.80	10/1/40	504,275
NY Mortgage Agency Rev.	200,000	3.75	10/1/42	200,442
NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	500,000	5.00	7/1/42	514,770
NY State Dormitory Auth. Rev. Ref. (N. Shore-Long Island Jewish Obligation)	300,000	5.00	5/1/33	338,610
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	590,000	3.75	11/1/37	595,994
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	400,000	4.88	11/1/42	416,556
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (FNMA/FHLMC Collateralized)	500,000	3.65	11/1/34	506,255
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (GNMA/FNMA/FHLMC Collateralized)	500,000	3.95	11/1/37	511,455
NY State Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	250,000	4.10	11/1/41	258,510

				7,753,688

North Carolina - 1.2%
NC Housing Finance Agency Rev.	650,000	3.85	7/1/37	662,558
NC Housing Finance Agency Rev.	300,000	3.95	1/1/41	304,647
NC Housing Finance Agency Rev.	160,000	3.60	7/1/41	161,490
NC Housing Finance Agency Rev.	1,230,000	4.00	7/1/47	1,301,229

				2,429,924

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

North Dakota - 0.3%
ND Housing Finance Agency Rev.	500,000	4.00	7/1/48	530,200

Ohio - 1.4%
Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	636,800	5.70	3/20/42	644,607
Dayton-Montgomery County Port Auth. Rev. (Storypoint Troy Proj.)	400,000	7.00	1/15/40	418,800
Lake Co. Port & Economic Dev. Auth. Rev. (Tapestry Wickliffe Proj.) [4]	250,000	6.50	12/1/37	259,595
Lucas Metro Hsg. Auth.	500,000	5.00	11/1/36	527,375
OH Housing Finance Agency Rev. (GNMA/FNMA Collateralized)	465,000	4.05	3/1/37	481,768
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	470,000	3.35	9/1/39	461,516

				2,793,661

Oklahoma - 0.3%
Fort Sill Apache Tribe Economic Dev. Auth. [4]	525,000	8.50	8/25/26	618,062

Oregon - 2.4%
Clackamas Co. Hospital Fac. Auth. Rev. (Willamette View Proj.)	460,000	5.00	11/15/52	494,882
Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	350,000	3.50	9/1/33	352,667
Deschutes Co. G.O. (AGC Insured)	635,000	4.45	6/1/28	637,502
Forest Grove Rev. (Campus Improvement-Pacific Unv. Proj.)	250,000	5.25	5/1/34	269,068
Marion Co. School District No.1 Gervais G.O.	500,000	4.00	6/1/33	500,355
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	290,000	3.75	7/1/35	293,068
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	410,000	4.00	7/1/38	415,822
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	485,000	3.75	7/1/48	467,943
OR State Ref G.O. (Veterans Welfare Service)	1,000,000	3.90	12/1/39	1,027,070
Polk Co. Hospital Fac. Auth. Rev. (Dallas Retirement Village Proj.)	250,000	5.13	7/1/35	260,808

				4,719,185

Pennsylvania - 3.7%
Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	160,000	5.90	8/15/26	168,477
Butler Co. General Authority Rev. (School District Proj.) (AGM G.O. of District) [1]	465,000	1.84	10/1/34	416,082
Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	250,000	5.50	12/1/31	278,300
Commonwealth Financing Auth. Rev. (Tobacco Master Settlement Payment) (AGM Insured)	350,000	4.00	6/1/39	352,898
Dauphin Co. General Auth. Rev. (Harrisburg University Science Technology) [4]	400,000	4.00	10/15/22	397,376
Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	250,000	7.00	7/1/27	278,168
PA Higher Educational Facs. Auth. Rev. (La Salle University)	280,000	5.00	5/1/42	291,718
PA Hsg. Finance Agy. Rev.	500,000	3.90	10/1/36	510,340
PA Hsg. Finance Agy. Rev.	500,000	4.05	10/1/40	510,695
PA Hsg. Finance Agy. Rev.	500,000	4.05	10/1/40	510,020
PA Hsg. Finance Agy. Rev.	900,000	3.65	10/1/42	898,551
PA Hsg. Finance Agy. Rev.	250,000	4.00	10/1/42	254,510
PA Hsg. Finance Agy. Rev.	245,000	4.00	10/1/46	258,191
PA Turnpike Commission Rev. Capital Appreciation [6]	500,000	5.13	12/1/35	543,135
PA Turnpike Commission Rev. Capital Appreciation [6]	1,250,000	4.36	12/1/38	1,346,988
Philadelphia Industrial Dev. Auth. Rev. (Charter School Proj.)	250,000	5.63	8/1/36	255,900

				7,271,349

Rhode Island - 0.1%
RI Hsg. & Mortgage Finance Corp. Rev.	250,000	3.90	10/1/37	252,775

South Carolina - 0.6%
SC Education Assistance Auth. Student Loan Rev.	250,000	5.10	10/1/29	257,988
SC Public Service Auth. Rev. (Santee Cooper)	250,000	5.00	12/1/38	268,888
SC Public Service Auth. Rev. (Santee Cooper)	500,000	5.75	12/1/43	562,760

				1,089,636

See accompanying notes to financial statements.
MARCH 31, 2018	29

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

South Dakota - 0.3%
SD Health & Educational Facs. Auth. Rev. (Westhills Village Retirement Community)	500,000	5.00	9/1/40	562,365

Tennessee - 2.9%
Franklin Health & Education Facs. Board Rev. (Provision Cares Proton Therapy Center) [4]	500,000	6.50	6/1/27	506,675
Memphis-Shelby Co. Industrial Dev. Board Tax Allocation Ref. (Graceland Proj.)	250,000	4.75	7/1/27	259,458
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	1,850,000	5.35	1/1/19	4,625
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	7,875,000	5.55	1/1/29	19,688
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	1,630,000	6.00	1/1/29	16
Shelby Co. Health, Education & Hsg. Facs. Rev. (Trezevant Manor Proj.) [4]	350,000	5.00	9/1/37	317,618
TN Hsg. Dev. Agency. Rev.	660,000	3.88	7/1/35	675,734
TN Hsg. Dev. Agency. Rev.	385,000	3.95	7/1/35	394,148
TN Hsg. Dev. Agency. Rev.	670,000	3.70	7/1/36	676,626
TN Hsg. Dev. Agency. Rev.	730,000	4.00	7/1/39	752,214
TN Hsg. Dev. Agency. Rev.	1,000,000	3.45	7/1/40	993,810
TN Hsg. Dev. Agency. Rev.	500,000	3.90	7/1/42	504,235
TN Hsg. Dev. Agency. Rev.	535,000	3.65	7/1/47	529,281

				5,634,128

Texas - 5.7%
Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	880,000	7.00	8/15/28	953,709
Arlington Higher Education Finance Corp., Education Rev. (Leadership Prep School)	200,000	5.00	6/15/36	200,454
Arlington Special Tax (BAM Insured)	350,000	5.00	2/15/41	384,699
Bexar Co. Rev. (Venue Proj.)	1,000,000	5.00	8/15/39	1,089,800
Brazoria Co. Municipal Utility Dist. No. 25 G.O. (AGM Insured)	500,000	5.00	3/1/30	500,900
Dallas/Fort Worth International Airport Rev. (JT Improvement)	500,000	5.25	11/1/37	564,495
Harris Co. Cultural Education Facs. Finance Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.)	500,000	5.00	1/1/37	514,955
Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.)	600,000	6.75	8/15/21	640,068
Harris-Fort Bend Counties Municipal Utilities Dist. No. 5 G.O. (AGC Insured)	300,000	4.88	4/1/25	300,681
New Hope Cultural Education Facs. Corp. Rev. (Cardinal Bay, Inc.)	400,000	5.00	7/1/46	440,220
New Hope Cultural Education Facs. Corp. Rev. (Jubilee Academic Center) [4]	250,000	5.00	8/15/36	250,292
New Hope Cultural Education Facs. Corp. Rev. (Legacy Preparatory Charter Academy) [4]	500,000	6.00	8/15/37	514,190
New Hope Cultural Education Facs. Corp. Rev. (Wesleyan Homes Inc. Proj.)	250,000	5.50	1/1/35	269,052
North Central Texas Health Facility Development Corp. (CC Young Memorial Home)	185,000	5.38	2/15/25	185,107
Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	250,000	7.50	11/15/34	287,402
Sugar Land Dev. Corp. Rev. (BAM Insured)	500,000	5.00	2/15/33	549,225
Tarrant County Cultural Education Facs. Finance Corp. Rev. (Air Force Villages Proj.)	300,000	5.00	5/15/37	313,827
Tarrant County Cultural Education Facs. Finance Corp. Rev. (Buckingham Senior Living Community, Inc.)	500,000	5.63	11/15/27	500,035
Tarrant County Cultural Education Facs. Finance Corp. Rev. (Buckner Retirement Service)	500,000	5.00	11/15/37	560,340
Tarrant County Cultural Education Facs. Finance Corp. Rev. (Buckner Senior Living Ventana Proj.)	250,000	5.63	11/15/24	255,538
Tarrant County Cultural Education Facs. Finance Corp. Rev. (Buckner Senior Living Ventana Proj.)	500,000	6.63	11/15/37	555,390
Travis County Health Facs. Dev. Corp. Rev. (Longhorn Village Proj.)	300,000	7.13	1/1/46	341,451
Travis County Health Facs. Dev. Corp. Rev. (Longhorn Village Proj.) [1]	425,000	5.25	1/1/47	454,482
TX Grand Parkway Transportation Corp. Rev. [6]	500,000	5.50	10/1/35	465,640

				11,091,952

Utah - 0.7%
UT Charter School Finance Auth. Rev. (Spectrum Academy Proj.) [4]	250,000	6.00	4/15/45	260,062
UT Hsg. Corp. Single Family Mtg. Rev.	65,000	5.75	1/1/33	67,107
UT Hsg. Corp. Single Family Mtg. Rev.	115,000	4.60	7/1/34	117,827
UT Hsg. Corp. Single Family Mtg. Rev. (FHA Insured)	405,000	4.00	1/1/36	418,061
West Valley City Municipal Building Auth. Rev. (AGM Insured)	400,000	5.00	2/1/39	454,316

				1,317,373

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Vermont - 0.2%
VT Hsg. Fin. Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	3.50	5/1/38	499,275

Virginia - 1.9%
Farms New Kent Community Dev. Auth. Special Assessment 2, [5]	500,000	5.13	3/1/36	172,500
VA Hsg. Dev. Auth. Rev.	250,000	3.55	5/1/41	249,995
VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	1,000,000	3.63	1/1/31	1,015,140
VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	525,000	3.88	1/1/38	533,122
VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	400,000	4.75	10/1/38	425,936
VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	190,000	4.75	10/1/38	205,711
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	400,000	4.13	7/1/33	415,792
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	500,000	5.00	12/1/39	515,250
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.) (G.O. of Auth. Insured)	250,000	4.60	12/1/38	258,528

				3,791,974

Washington - 2.4%
Pike Place Market Preservation Dev. Auth. Rev.	500,000	5.00	12/1/40	554,250
Seattle Hsg. Auth. Rev.	500,000	3.85	12/1/47	493,875
Vancouver Hsg. Auth. Rev.	500,000	3.75	8/1/34	504,480
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	250,000	5.00	7/1/31	261,670
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	750,000	5.00	7/1/36	775,538
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Horizon House Proj.) [4]	500,000	5.00	1/1/38	547,725
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Wesley Homes Lea Hill Proj.) [4]	300,000	5.00	7/1/36	310,215
WA Hsg. Fin. Commission Rev. (Heron’s Key Senior Living) [4]	400,000	6.50	7/1/30	424,820
WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	70,000	4.60	10/1/33	71,348
WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	250,000	3.80	12/1/45	252,112
WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	4.00	12/1/47	525,695

				4,721,728

West Virginia - 0.7%
WV Hsg. Dev. Fund Rev.	250,000	3.75	11/1/32	256,450
WV Hsg. Dev. Fund Rev.	405,000	3.80	11/1/35	412,035
WV Hsg. Dev. Fund Rev.	500,000	4.00	11/1/37	513,545
WV Hsg. Dev. Fund Rev.	245,000	4.10	11/1/45	251,823

				1,433,853

Wisconsin - 4.8%
WI Health & Education Facs. Auth. Rev. (St. John’s Communities, Inc. Proj.)	500,000	5.00	9/15/40	523,915
WI Health & Education Facs. Auth. Rev. (Three Pillars Senior Living)	1,000,000	5.00	8/15/43	1,074,800
WI Health & Educational Facs. Auth. Rev. (Aspirus, Inc. Obligation Group)	500,000	5.00	8/15/32	561,290
WI Health & Educational Facs. Auth. Rev. (Benevolent Corp. Cedar Community)	300,000	5.00	6/1/37	313,851
WI Health & Educational Facs. Auth. Rev. (Froedtert Health, Inc. Obligated Group)	500,000	5.00	4/1/35	571,540
WI Health & Educational Facs. Auth. Rev. (Marshfield Clinic Health System)	850,000	5.00	2/15/47	926,806
WI Housing & Economic Dev. Auth. Rev.	250,000	3.88	11/1/35	254,255
WI Housing & Economic Dev. Auth. Rev.	560,000	3.90	11/1/42	563,646
WI Housing & Economic Dev. Auth. Rev.	500,000	4.15	5/1/55	500,700
WI Public Finance Auth. Rev. (Delray Beach Radiation Therapy) [4]	750,000	6.25	11/1/28	762,382
WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	500,000	8.25	6/1/46	579,740
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,520	8.52	1/1/46	498
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,287	8.52	1/1/47	490
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	447	12.17	1/1/47	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,171	8.54	1/1/48	487
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	390	11.75	1/1/48	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,055	8.55	1/1/49	483

See accompanying notes to financial statements.
MARCH 31, 2018	31

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2], [6]	384	11.35	1/1/49	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	15,822	8.55	1/1/50	476
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	372	10.99	1/1/50	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	17,334	8.57	1/1/51	522
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	365	10.65	1/1/51	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 1, [2]	451,406	3.75	7/1/51	449,433
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	17,218	8.58	1/1/52	518
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	475	10.33	1/1/52	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,985	8.59	1/1/53	511
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	469	10.03	1/1/53	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,869	8.61	1/1/54	508
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	453	9.74	1/1/54	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,636	8.63	1/1/55	501
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	444	9.47	1/1/55	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,404	8.64	1/1/56	494
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	434	9.21	1/1/56	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2]	20,756	5.50	7/1/56	20,771
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,287	8.66	1/1/57	490
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	481	8.97	1/1/57	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	16,055	8.68	1/1/58	483
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	469	8.74	1/1/58	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	456	8.52	1/1/59	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	15,938	8.70	1/1/59	479
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	447	8.31	1/1/60	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	15,822	8.71	1/1/60	476
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	440	8.11	1/1/61	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	15,589	8.73	1/1/61	469
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	428	7.92	1/1/62	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	15,473	8.74	1/1/62	465
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	419	7.74	1/1/63	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	15,240	8.75	1/1/63	458
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	409	7.57	1/1/64	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	15,124	8.76	1/1/64	455
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	403	7.41	1/1/65	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	15,008	8.77	1/1/65	451
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	434	7.25	1/1/66	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	14,775	8.78	1/1/66	444
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	5,235	7.10	1/1/67	157
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [6]	192,429	8.79	1/1/67	5,786
WI Public Finance Auth. Rev. (Mountain Island Charter School)	820,000	5.00	7/1/37	853,874
WI Public Finance Auth. Rev. (Rose Villa Proj.) [4]	450,000	5.00	11/15/24	485,955
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	250,000	5.00	4/1/25	266,185
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	500,000	5.50	4/1/32	538,780
WI State Rev.	225,000	6.00	5/1/27	235,260

				9,499,542

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)/ Quantity	Coupon Rate (%)	Maturity Date	Fair Value ($)

Wyoming - 0.4%
WY Community Dev. Auth. Rev.	505,000	3.75	12/1/32	516,262
WY Community Dev. Auth. Rev.	50,000	4.25	12/1/37	50,140
WY Community Dev. Auth. Rev.	285,000	4.05	12/1/38	288,614

				855,016

Total Municipal Bonds (cost: $184,496,984)				175,286,181

Investment Companies - 3.9%
BlackRock Long-Term Municipal Advantage Trust (BTA)		59,383		672,216
BlackRock MuniHoldings Florida Insured Fund (MFL)		47,500		620,825
BlackRock MuniHoldings Fund II, Inc. (MUH)		15,000		208,500
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		10,000		122,500
BlackRock MuniHoldings Quality Fund, Inc. (MUS)		21,438		268,404
BlackRock MuniYield Insured Fund (MYI)		71,171		899,601
BlackRock MuniYield Michigan Insured Fund (MIY)		21,538		286,240
Deutsche Municipal Income Trust (KTF)		48,736		545,843
Invesco Municipal Opportunity Trust (VMO)		38,400		450,048
Invesco Municipal Trust (VKQ)		15,000		175,350
Invesco Quality Municipal Income Trust (IQI)		25,000		297,500
Invesco Van Kampen Advantage Muni Income Trust (VKI)		40,200		426,522
Invesco Van Kampen Trust For Investment Grade Municipals (VGM)		15,000		183,300
Managed Duration Investment Grade Municipal Fund (MZF)		36,123		491,273
Nuveen AMT-Free Quality Municipal Income Fund (NEA)		117,572		1,528,436
Nuveen Quality Municipal Income Fund (NAD)		21,173		278,213
Putnam Municipal Opportunities Trust (PMO)		15,000		174,900

Total Investment Companies (cost: $7,957,087)				7,629,671

Total Investments in Securities - 93.3% (cost: $192,454,071)				182,915,852
Other Assets and Liabilities, net - 6.7%				13,102,550

Total Net Assets - 100.0%				$196,018,402

[1]	Variable rate security. Rate disclosed is as of March 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2018 was $2,004,860 and represented 1.0% of net assets.

[4]	144A Restricted Security. The total value of such securities as of March 31, 2018 was $15,112,400 and represented 7.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2018 was $1,518,297 and represented 0.8% of net assets.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[9]	Municipal Lease Security. The total value of such securities as of March 31, 2018 was $2,508,979 and represented 1.3% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[15]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
MARCH 31, 2018	33

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Tax-Free Income Fund (Continued)

Short futures contracts outstanding as of March 31, 2018 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation Depreciation ($)

Short Futures: [10]
U.S. Treasury 10-Year	169	June 2018	(20,472,761)	(157,669)
U.S. Treasury 5-Year	72	June 2018	(8,241,185)	(26,455)
U.S. Treasury 2-Year	54	June 2018	(11,480,908)	(1,856)
U.S. Treasury Long Bond	25	June 2018	(3,665,625)	(87,583)

				(273,563)

[10]	The amount of $2,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2018.

A summary of the levels for the Fund’s investments as of March 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Assets
Municipal Bonds	—	175,286,181	—	175,286,181
Investment Companies	7,629,671	—	—	7,629,671
	7,629,671	175,286,181	—	182,915,852
Liabilities
Futures	(273,563)	—	—	(273,563)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2018	35

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a return of +4.08% during the fiscal year ended March 31, 2018, versus a total return of +0.65% for the Bloomberg Barclays 5-Year Municipal Bond Index. As of March 31, 2018, the Fund’s 30-day SEC yield was 2.80% and the Fund’s 12-month distribution rate was 3.04%.

Minnesota’s economy strengthened over the last 12 months. The unemployment rate declined to 3.2% and remains below the 4.1% national rate as of March 2018. Minnesota’s tax revenue grew 4.3% fiscal year-to-date through December, supported by ongoing employment growth.

The tax-exempt yield curve flattened significantly during the past year driven primarily by rising yields for shorter maturities. Yields for maturities less than three years increased by approximately 60-70 basis points while in contrast, yields for long maturities decreased by approximately 10 basis points. Fund flows into tax-exempt mutual funds were strong throughout the fiscal year. Tax-exempt issuance rose to $62 billion in December, which was a record for that month. The spike in issuance was caused by federal tax reform proposals which would have eliminated the tax exemption for private activity bonds and prohibited tax-exempt advanced refunding of municipal bonds. While the private activity bond tax-exemption was ultimately retained in the enacted legislation, tax-exempt advanced refunding of municipal bonds was eliminated. Issuance was substantially lower in the first quarter of 2018 because borrowers pulled forward some of their planned 2018 issuance into December to preempt these tax reform proposals which were scheduled to become effective January 2018. Supply of Minnesota tax-exempt bonds was lower than in recent years but sufficient for us to find attractive investment opportunities for the Fund.

The Fund significantly outperformed its benchmark over the last year due to several factors. The Fund maintained a larger weighting of long duration bonds relative to the benchmark. This strategy was advantageous as bonds on the long end of the curve outperformed shorter bonds while the yield curve flattened. In addition, we began hedging the portfolio in April 2017, using U.S. Treasury futures to shorten duration in anticipation of rising interest rates. This hedging strategy was beneficial to the Fund’s performance between November and February and contributed approximately 40 basis points to the Fund’s outperformance. The Fund’s utilization of non-rated bonds was also favorable. At the end of the fiscal year, the Fund held 27% of net assets in non-rated bonds and these bonds outperformed

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

their rated peers over the past year. Finally, good security selection in the multi-family housing, healthcare, and education sectors contributed meaningfully to the Fund’s outperformance.

Our investment strategy continues to emphasize current income as the primary driver of returns over the long-run. We expect to continue hedging to maintain duration close to that of the Fund’s benchmark, but we will remain prepared to adjust this position as market conditions warrant. We also anticipate continuing to utilize housing bonds for their incremental yield over comparably-rated issuers as well as non-rated bonds in the Fund.

We believe the Fund is well positioned to achieve attractive risk-adjusted returns going forward.

Michael C. Brilley

Paul J. Jungquist, CFA

Senior Portfolio Managers

Information on this page is unaudited.
36	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2018	Sit Minnesota Tax-Free Income Fund	Bloomberg Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]

One Year	4.08%	0.65%	2.72%

Five Years	2.94	1.54	2.59

Ten Years	4.53	3.28	4.16

Since Inception (12/1/93 )	4.68	4.21	4.40

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	20.1%
Hospital/Health Care	16.3
Single Family Mortgage	15.9
Education/Student Loan	13.3
General Obligation	6.5
Municipal Lease	6.0
Other Revenue Bonds	5.2
Sectors less than 5.0%	13.4
Cash & Other Net Assets	3.3

Based on total net assets as of March 31, 2018. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/18:	$10.39 Per Share

Net Asset Value 3/31/17:	$10.29 Per Share

Total Net Assets:	$551.2 Million

Average Maturity:	15.9 Years

Effective Duration[3]:	4.4 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AA	0.5%
A	0.9
BBB	5.7
BB	19.0
<BB	1.4

Total	27.5%

Information on this page is unaudited.
MARCH 31, 2018	37

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Minnesota Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 95.6%
Education/Student Loan - 13.3%
Baytown Township Rev. (St. Croix Prep)	750,000	4.00	8/1/36	717,045
Baytown Township Rev. (St. Croix Prep)	1,250,000	4.00	8/1/41	1,168,813
Baytown Township Rev. (St. Croix Prep)	1,000,000	4.25	8/1/46	960,140
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	500,000	3.50	7/1/27	498,025
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	900,000	4.00	7/1/32	910,377
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,100,000	4.00	7/1/37	1,099,945
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,500,000	4.25	7/1/47	1,514,790
Brooklyn Park Charter School Lease Rev. (Athlos Leadership Academy Proj.)	605,000	5.25	7/1/30	603,869
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	285,000	4.00	7/1/21	291,697
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	295,000	4.00	7/1/22	301,930
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	575,000	5.00	7/1/29	609,465
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	500,000	5.00	7/1/34	515,960
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	585,000	5.25	7/1/37	617,748
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	600,000	5.25	7/1/40	632,442
Duluth Hsg. & Redev. Auth. Lease Rev. (Edison Academy)	1,445,000	5.00	11/1/21	1,486,674
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	580,000	4.50	8/1/26	607,939
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	500,000	5.50	8/1/36	533,390
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	625,000	5.00	7/1/31	644,112
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	1,000,000	5.00	7/1/36	1,016,820
Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	2,720,000	5.00	11/1/36	2,765,424
Hugo Charter School Lease Rev. (Noble Academy Proj.)	460,000	4.00	7/1/21	473,961
Hugo Charter School Lease Rev. (Noble Academy Proj.)	750,000	5.00	7/1/29	794,437
Hugo Charter School Lease Rev. (Noble Academy Proj.)	1,000,000	5.00	7/1/34	1,033,490
Independence Charter School Lease Rev. (Beacon Academy Proj.)	500,000	4.25	7/1/26	478,795
Independence Charter School Lease Rev. (Beacon Academy Proj.)	750,000	4.75	7/1/31	718,620
Independence Charter School Lease Rev. (Beacon Academy Proj.)	1,200,000	5.00	7/1/36	1,145,976
Minneapolis Charter School Lease Rev. (Hiawatha Academy Proj.)	1,000,000	4.00	7/1/26	1,006,000
Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) [4]	775,000	6.25	3/1/21	691,253
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	4.25	12/1/27	979,000
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	5.00	12/1/37	968,310
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	1,200,000	5.00	5/1/37	1,316,412
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	1,000,000	5.00	5/1/47	1,087,370
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	400,000	4.00	3/1/36	413,564
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,000,000	4.00	3/1/43	1,019,700
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,150,000	5.00	3/1/37	1,276,661
MN Higher Education Fac. Auth. Rev. (Gustavus Adolphus College)	1,250,000	4.00	10/1/41	1,290,925
MN Higher Education Fac. Auth. Rev. (Macalester College)	500,000	3.00	5/1/32	498,285
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/32	535,695
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/34	531,075
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/35	529,545
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	1,500,000	5.00	12/1/31	1,726,065
MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	1,400,000	5.00	12/1/27	1,402,450
MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	1,800,000	6.30	12/1/40	1,897,866
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	400,000	4.00	10/1/35	420,332
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	500,000	4.00	10/1/37	522,930
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	3,150,000	4.00	4/1/39	3,279,087
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	750,000	5.00	4/1/35	847,388
Moorhead Educational Fac. Rev. (Concordia College Corp. Proj.)	1,250,000	5.00	12/1/40	1,388,288
Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	576,694	4.98	4/25/27	576,746
Ramsey Lease Rev. (Pact Charter School Proj.)	385,000	5.00	12/1/26	403,719
Ramsey Lease Rev. (Pact Charter School Proj.)	1,850,000	5.50	12/1/33	1,938,393

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Rice Co. Educational Fac. Rev. (Shattuck-St. Mary’s School) [4]	3,500,000	5.00	8/1/22	3,707,165
Savage Charter School Lease Rev. (Aspen Academy)	500,000	4.00	10/1/26	480,800
Savage Charter School Lease Rev. (Aspen Academy)	1,000,000	4.75	10/1/31	990,180
St. Cloud Charter School Lease Rev. (Stride Academy Proj.)	350,000	3.00	4/1/21	213,258
St. Cloud Charter School Lease Rev. (Stride Academy Proj.)	1,850,000	5.00	4/1/36	1,122,284
St. Paul Hsg. & Redev, Auth. Rev. (Hmong College Preparatory Academy Proj.)	1,000,000	5.25	9/1/31	1,027,790
St. Paul Hsg. & Redev, Auth. Rev. (Nova Classical Academy Proj.)	600,000	4.00	9/1/36	588,474
St. Paul Hsg. & Redev. Auth.	700,000	5.00	12/1/30	759,710
St. Paul Hsg. & Redev. Auth.	1,000,000	5.00	12/1/37	1,057,920
St. Paul Hsg. & Redev. Auth.	705,000	5.00	12/1/46	725,050
St. Paul Hsg. & Redev. Auth. (German Immersion School)	535,000	4.00	7/1/23	546,406
St. Paul Hsg. & Redev. Auth. (German Immersion School)	855,000	5.00	7/1/33	877,127
St. Paul Hsg. & Redev. Auth. (German Immersion School)	500,000	5.00	7/1/44	506,865
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	1,300,000	4.25	12/1/23	1,340,976
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	1,500,000	5.00	12/1/33	1,568,970
St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	720,000	4.50	12/1/29	724,910
St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	1,150,000	4.63	3/1/43	1,111,153
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	1,610,000	4.00	7/1/25	1,645,517
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	955,000	5.00	7/1/35	982,389
St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	295,000	4.75	9/1/22	303,738
St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	500,000	5.00	9/1/27	496,280
St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	505,000	5.70	9/1/21	536,638
University of Minnesota Rev.	1,000,000	5.00	4/1/41	1,146,580
Victoria Private School Fac. Rev. (Holy Family Catholic High)	1,610,000	4.00	9/1/23	1,608,406
Woodbury Charter School Lease Rev. (MSA Building)	355,000	5.00	12/1/27	379,289
Woodbury Charter School Lease Rev. (MSA Building)	225,000	5.00	12/1/32	238,012

				73,374,830

Escrowed To Maturity/Prerefunded - 3.3%
Anoka Co. Charter School Lease Rev.	295,000	5.00	6/1/27	320,656
Anoka Co. Charter School Lease Rev.	2,435,000	5.00	6/1/43	2,646,772
Bemidji Sales Tax G.O.	1,000,000	5.00	2/1/34	1,086,370
Bemidji Sales Tax G.O.	1,350,000	6.00	2/1/41	1,503,616
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	1,280,000	5.13	7/1/33	1,465,126
MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	750,000	6.00	10/1/32	852,398
MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	1,000,000	6.00	10/1/40	1,136,530
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	475,000	5.75	12/1/19	504,992
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	2,515,000	7.38	12/1/41	2,738,156
St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	2,000,000	5.50	7/1/29	2,093,900
St. Paul Hsg. & Redev. Auth. Rev. (HealthEast Care System Proj.)	1,000,000	5.00	11/15/26	1,077,950
St. Paul Hsg. & Redev. Auth. Rev. (HealthEast Care System Proj.)	1,000,000	5.25	11/15/28	1,084,300
St. Paul Hsg. & Redev. Auth. Rev. (HealthEast Care System Proj.)	1,000,000	5.25	11/15/35	1,084,300
West St. Paul Health Care (Walker Thompson Hill)	525,000	6.75	9/1/31	560,354

				18,155,420

General Obligation - 6.5%
Brooklyn Center Independent School District No. 286	4,000,000	4.00	2/1/40	4,123,000
Cloquet Independent School District No. 94	5,000,000	4.00	2/1/36	5,181,250
Fridley Independent School District No. 14	400,000	4.00	2/1/30	426,844
Glencoe-Silver Lake Independent School District No. 2859	1,300,000	4.00	2/1/40	1,349,530
Perham Independent School District No. 549	500,000	4.00	2/1/29	537,895
Richfield Independent School District No. 280	6,000,000	4.00	2/1/37	6,295,680
Robbinsdale Independent School District No. 281	1,050,000	4.00	2/1/31	1,119,699

See accompanying notes to financial statements.
MARCH 31, 2018	39

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Roseville Independent School District No. 623	930,000	4.00	2/1/35	980,201
Roseville Independent School District No. 623	795,000	4.00	2/1/36	836,046
Roseville Independent School District No. 623	4,100,000	4.00	2/1/37	4,302,048
South Washington Co. Independent School District No. 833	5,000,000	4.00	2/1/31	5,314,050
St. Cloud Independent School District No. 742	400,000	4.00	2/1/30	429,372
St. Cloud Independent School District No. 742	1,000,000	4.00	2/1/37	1,051,430
St. Francis Independent School District No. 15	550,000	4.00	2/1/35	576,042
St. Francis Independent School District No. 15	750,000	4.00	2/1/36	784,485
St. Michael-Albertville Independent School District No. 885	500,000	4.00	2/1/30	537,525
United Hospital District Health Care Facs. G.O (Lake Wood Health System)	1,005,000	5.00	12/1/30	1,131,952
Watkins G.O.	735,000	4.00	1/1/38	747,120

				35,724,169

Hospital/Health Care - 16.3%
Anoka Health Care and Hsg. Facs. Rev.	1,135,000	5.38	11/1/34	1,195,586
Anoka Health Care and Hsg. Facs. Rev. (Walker Methodist Plaza)	1,500,000	5.25	7/1/35	1,515,615
Breckenridge Rev. (Catholic Health Initiatives Proj.)	3,690,000	5.00	5/1/30	3,718,782
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	3,000,000	4.50	11/1/34	3,176,640
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	500,000	4.75	11/1/31	515,955
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	250,000	5.00	11/1/29	281,707
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	500,000	5.00	11/1/44	550,500
Chippewa Co. Rev. (Monte Video Hospital Proj.)	2,000,000	4.00	3/1/32	2,021,600
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	250,000	3.30	5/1/25	244,887
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	4.00	5/1/32	975,760
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	2,000,000	5.75	8/1/30	1,984,160
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,050,000	6.00	8/1/35	1,052,635
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	1,340,000	4.75	6/15/22	1,357,058
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	1,600,000	5.75	6/15/32	1,751,168
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	2,000,000	6.00	6/15/39	2,217,500
Fergus Falls Health Care & Hsg. Fac. Rev. (Lake Region Healthcare Proj.)	1,000,000	5.15	8/1/35	1,000,740
Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	2,110,000	4.00	4/1/31	2,154,542
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	1,350,000	5.38	8/1/34	1,372,680
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	500,000	5.75	2/1/44	513,000
Hayward Hsg. & Health Care Fac. Rev. (St. John Lutheran Home of Albert Lea Proj.)	1,900,000	5.00	10/1/34	1,862,380
Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	3,500,000	4.00	5/1/37	3,550,540
Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	325,000	5.00	5/1/32	369,119
Maple Grove Health Care System Rev. (Memorial Health Care)	1,275,000	4.00	9/1/35	1,298,728
Minneapolis Health Care System Rev. (Fairview Health Services)	2,590,000	5.00	11/15/34	2,942,188
Minneapolis Pooled Rev. (Care Choice Member Proj.)	45,000	5.75	4/1/19	44,914
Minneapolis Rev. Ref. (Walker Campus)	1,705,000	4.50	11/15/20	1,752,808
Moorhead Economic Dev. Auth. Rev.	550,000	4.60	9/1/25	561,429
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,500,000	5.50	8/1/28	1,589,190
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,000,000	6.00	8/1/36	1,064,930
Rochester Health Care Facs. Rev. (Mayo Clinic)	7,250,000	5.00	11/15/33	8,995,800
Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	1,500,000	5.88	7/1/30	1,613,505
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	745,000	5.00	9/1/28	828,999
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	1,350,000	5.00	9/1/34	1,477,521
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	2,500,000	4.00	5/1/37	2,614,125
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	3,750,000	5.00	5/1/46	4,176,225
St. Louis Park Health Care Facs. Rev. (Mount Olivet Careview Home Health Proj.) [1]	2,250,000	4.60	6/1/41	2,262,038
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	750,000	4.00	11/15/35	782,242
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	4,000,000	4.00	11/15/43	4,096,240
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	1,000,000	5.00	11/15/47	1,126,770

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	4,800,000	5.00	7/1/32	5,387,472
St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	2,000,000	5.00	7/1/33	2,239,280
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	525,000	4.25	11/1/25	522,632
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	750,000	4.75	11/1/31	751,778
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	2,150,000	5.00	5/1/38	2,158,514
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	500,000	5.15	11/1/42	501,770
St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	2,021,365	5.63	10/1/33	2,025,347
Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	1,000,000	4.25	8/1/24	1,026,810
Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	1,450,000	4.75	8/1/29	1,480,769
West St. Paul Hsg. & Health Care Rev. (Walker Westwood Ridge Camp)	1,000,000	5.00	11/1/37	1,040,890
Winsted Health Care Rev. (St. Mary’s Care Center Proj.) 2, [5]	1,300,000	6.00	9/1/25	975,000
Winsted Health Care Rev. (St. Mary’s Care Center Proj.) 2, [5]	1,250,000	6.50	9/1/34	937,500

				89,657,968

Industrial/Pollution Control - 0.5%
St. Paul Port Auth. Rev. [8]	1,000,000	4.00	10/1/40	1,015,810
St. Paul Port Auth. Rev.	1,000,000	4.00	10/1/42	1,033,550
St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) 4, [8]	1,000,000	4.50	10/1/37	942,940

				2,992,300

Insured - 0.6%
Guam Power Auth. Rev. (AGM Insured) [11]	500,000	5.00	10/1/30	542,040
Minneapolis Health Care System Rev. (Fairview Health Services) (AGC Insured)	885,000	6.50	11/15/38	910,984
MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	75,000	4.00	3/1/20	75,112
MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	90,000	4.00	3/1/22	90,130
Puerto Rico Public Improvement G.O. (AGM Insured) [11]	600,000	5.13	7/1/30	603,198
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) (NATL Insured) [11]	1,000,000	5.00	10/1/23	1,006,690

				3,228,154

Multifamily Mortgage - 20.1%
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	4.75	11/1/35	1,017,690
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	5.50	11/1/46	1,074,660
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	3.90	2/1/31	501,040
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	4.15	2/1/36	502,085
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	500,000	4.00	1/1/25	514,525
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,000,000	4.00	1/1/30	1,020,180
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,500,000	4.25	1/1/37	1,526,955
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	3,000,000	5.00	1/1/47	3,096,870
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,860,000	6.75	1/1/27	1,871,030
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,000,000	7.00	1/1/37	1,001,140
Bethel Rev. (Grandview Christian Home Proj.)	3,000,000	5.00	10/1/41	3,145,920
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	1,500,000	5.75	7/1/35	1,533,690
Cambridge Hsg. & Health Care Facs. Rev. (Walker Methodist Levande, LLC Proj.)	1,250,000	5.13	3/1/39	1,297,250
Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	685,000	6.00	1/1/27	699,536
Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	750,000	6.00	8/1/33	810,450
City of Otsego Rev. (Riverview Landing Proj.)	1,500,000	5.00	10/1/42	1,560,675
Cloquet Hsg. Fac. Ref. (HADC Cloquet LLC Proj.)	1,020,000	5.00	8/1/38	1,038,064
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.00	1/1/34	1,033,160
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.25	1/1/40	1,036,400
Crystal Multifamily Hsg. Rev. (Cavanagh Proj.)	2,500,000	5.25	6/1/31	2,518,375
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev.	3,500,000	4.00	1/1/42	3,588,060
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	750,000	5.00	8/1/36	757,207
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	500,000	5.00	8/1/51	497,550
Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	1,345,000	5.00	4/1/38	1,355,625

See accompanying notes to financial statements.
MARCH 31, 2018	41

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Independence Health Care Facs. Rev. (Augustana Chapel View Home)	250,000	4.00	12/1/32	250,095
Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	1,125,000	6.50	5/1/29	1,100,914
Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	2,765,000	4.75	1/20/42	2,766,521
Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	1,015,000	5.75	7/15/31	1,072,043
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	375,000	4.75	11/1/28	390,244
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	1,500,000	5.00	11/1/35	1,552,920
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	250,000	5.05	8/1/31	264,722
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	2,560,000	5.25	8/1/40	2,617,728
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	1,760,000	5.45	8/1/41	1,863,998
MN Hsg. Fin. Agy. Rental Hsg. Rev.	1,000,000	5.20	8/1/43	1,074,380
MN Hsg. Fin. Agy. Rev.	270,000	4.00	8/1/29	286,357
MN Hsg. Fin. Agy. Rev.	255,000	4.00	8/1/31	268,393
MN Hsg. Fin. Agy. Rev.	335,000	4.00	8/1/34	349,033
MN Hsg. Fin. Agy. Rev.	335,000	4.00	8/1/35	348,149
MN Hsg. Fin. Agy. Rev. (State Appropriation)	250,000	4.00	8/1/33	267,678
MN Hsg. Fin. Agy. Rev. (State Appropriation)	1,000,000	5.00	8/1/33	1,136,040
MN Hsg. Fin. Agy. Rev. (State Appropriation)	2,000,000	5.00	8/1/34	2,269,580
MN Hsg. Fin. Agy. Rev. (State Appropriation)	1,000,000	5.00	8/1/35	1,133,550
Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	280,000	4.65	9/1/26	284,973
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	1,000,000	5.00	9/1/32	1,015,830
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	250,000	5.13	9/1/37	253,692
New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	1,500,000	5.00	8/1/39	1,538,595
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	2,000,000	4.00	10/1/33	2,027,360
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,500,000	5.00	10/1/35	1,645,365
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,000,000	5.00	10/1/47	1,080,540
Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	1,000,000	6.00	8/1/25	1,036,530
Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	1,000,000	6.25	8/1/33	1,038,960
Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	875,000	5.00	4/1/34	887,618
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,950,000	5.00	12/1/30	2,081,450
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,325,000	5.00	12/1/49	1,373,535
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	1,000,000	5.00	8/1/37	1,043,540
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	720,000	6.38	12/1/33	804,269
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	2,500,000	6.50	12/1/35	2,796,200
Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	4,000,000	3.75	6/1/29	4,121,160
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,370,000	4.00	9/1/20	1,399,825
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	850,000	5.00	9/1/42	912,636
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,135,000	5.25	9/1/27	1,238,762
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	2,150,000	5.30	9/1/37	2,323,784
Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	1,705,000	5.13	1/1/39	1,722,374
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	250,000	5.75	12/1/28	266,125
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	2,000,000	6.00	12/1/30	2,135,220
St. Paul Hsg. & Redev. Auth. (Pioneer Press Apts. Proj.) 1, [4]	5,000,000	3.38	5/1/21	4,963,950
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,620,000	4.25	12/1/27	2,725,560
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,400,000	5.00	12/1/47	2,583,192
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	1,285,000	5.20	11/1/22	1,285,347
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	1,000,000	5.30	11/1/30	990,010
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	2,590,000	5.38	5/1/43	2,478,267
St. Paul Park Senior Hsg. Rev. (Presbyterian Homes Bloomin Proj.)	1,000,000	5.00	9/1/42	1,102,340
St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	2,515,000	5.70	8/1/36	2,587,482

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Vergas Hsg. & Healthcare Facs. Rev. (CDL Homes Proj.)	1,000,000	4.25	8/1/43	947,910
Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	730,000	5.20	5/1/25	770,201
Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	1,250,000	5.50	11/1/32	1,302,975
Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	1,135,000	5.75	11/1/39	1,183,737
Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	2,610,000	4.63	4/1/30	2,568,788

				110,528,584

Municipal Lease [9] - 6.0%
Anoka Co. Hsg. & Redev. Rev.	500,000	5.63	5/1/22	511,420
Anoka Co. Hsg. & Redev. Rev.	500,000	6.63	5/1/30	516,020
Anoka Co. Hsg. & Redev. Rev.	500,000	6.88	5/1/40	516,165
Anoka-Hennepin Independent School District No. 11 Lease Rev.	500,000	3.75	2/1/35	505,935
Anoka-Hennepin Independent School District No. 11 Lease Rev.	600,000	4.00	2/1/41	614,808
Chaska Economic Dev. Auth. Lease Rev.	1,100,000	4.00	2/1/31	1,165,329
Chaska Economic Dev. Auth. Lease Rev.	690,000	4.00	2/1/33	724,886
Chaska Economic Dev. Auth. Lease Rev.	500,000	4.00	2/1/35	523,405
Duluth Independent School District No. 709	1,000,000	4.00	2/1/27	1,069,990
Duluth Independent School District No. 709	1,300,000	4.00	2/1/28	1,383,512
Duluth Independent School District No. 709	2,000,000	5.00	2/1/25	2,275,640
Duluth Independent School District No. 709	785,000	5.13	3/1/29	795,009
Golden Valley Hsg. & Redev. Auth. Rev.	1,000,000	4.00	2/1/30	1,041,650
Golden Valley Hsg. & Redev. Auth. Rev.	500,000	4.00	2/1/32	519,475
Goodhue Co. Education District No. 6051 Lease Rev.	1,030,000	5.00	2/1/34	1,121,526
Goodhue Co. Education District No. 6051 Lease Rev.	1,500,000	5.00	2/1/39	1,621,725
Guam Education Fin. Foundation [11]	1,000,000	5.00	10/1/21	1,067,940
Guam Education Fin. Foundation [11]	1,730,000	5.00	10/1/22	1,867,864
Minnetonka Independent School District No. 276	450,000	4.00	3/1/30	475,875
Minnetonka Independent School District No. 276	340,000	4.00	2/1/33	350,530
Minnetonka Independent School District No. 276	300,000	4.00	3/1/33	312,876
Minnetonka Independent School District No. 276	400,000	4.00	2/1/36	409,692
MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (State Appropriation)	2,000,000	5.00	8/1/31	2,188,120
MN Hsg. Fin. Agy. Rev. (State Appropriation)	300,000	5.00	8/1/35	336,231
Northeastern Metropolitan Intermediate School District No. 916	1,000,000	5.00	2/1/34	1,127,870
Osseo Independent School District No. 279	1,000,000	4.00	2/1/28	1,059,660
Plymouth Intermediate District No. 287	1,285,000	3.00	5/1/32	1,247,504
Plymouth Intermediate District No. 287	500,000	4.00	5/1/26	539,940
Plymouth Intermediate District No. 287	290,000	4.00	5/1/27	310,851
Plymouth Intermediate District No. 287	300,000	4.00	5/1/29	317,232
Plymouth Intermediate District No. 287	300,000	4.00	5/1/30	316,254
Plymouth Intermediate District No. 287	470,000	4.00	5/1/31	495,159
Plymouth Intermediate District No. 287	600,000	4.00	2/1/37	631,914
St. Cloud Independent School District No. 742	750,000	4.00	2/1/38	760,718
Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	815,000	5.13	10/1/20	816,760
Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	400,000	5.25	10/1/25	400,896
Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	340,000	5.38	10/1/30	340,785
Waconia Independent School District No. 110	500,000	5.00	2/1/37	561,635
Winona School District 861 Lease Purchase	535,676	6.04	8/1/24	536,651
Worthington Independent School District No. 518	1,400,000	4.00	2/1/45	1,434,006

				32,813,458

See accompanying notes to financial statements.
MARCH 31, 2018	43

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Money Market - 0.9%
City of Minneapolis Hsg. Dev. Rev. (One Ten Grant Proj.) [1]	2,320,000	1.65	9/1/26	2,320,000
City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	2,200,000	1.65	12/1/27	2,200,000
City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	500,000	1.65	6/1/32	500,000

				5,020,000

Other Revenue Bonds - 5.2%
Crystal Governmental Fac. Rev.	458,958	5.10	12/15/26	459,178
Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	200,000	5.25	6/1/19	201,010
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	165,000	4.00	6/1/29	175,385
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	125,000	4.00	6/1/30	132,220
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	250,000	4.00	6/1/31	262,970
Minneapolis Tax Increment Rev.	215,000	3.05	3/1/21	217,210
Minneapolis Tax Increment Rev.	320,000	3.50	3/1/23	327,251
Minneapolis Tax Increment Rev.	170,000	3.80	3/1/25	173,822
Minneapolis Tax Increment Rev.	200,000	4.00	3/1/27	204,878
Minneapolis Tax Increment Rev.	260,000	4.00	3/1/30	264,051
MN Development Rev. Limited Tax Supported Comm. Board	1,000,000	6.00	12/1/40	1,100,120
MN Development Rev. Limited Tax Supported Comm. Board	2,000,000	6.25	12/1/30	2,217,500
MN Governmental Agy. Fin. Group (Flexible Term Program)	250,000	5.30	3/1/27	251,622
Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	1,030,000	5.00	2/15/27	1,030,134
Northeastern Metropolitan Intermediate School District No. 916	4,500,000	4.00	2/1/38	4,635,405
St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	1,000,000	5.00	2/1/23	1,000,510
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	946,000	6.38	2/15/28	949,793
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	534,000	6.75	3/1/28	534,294
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	740,000	6.50	3/1/29	761,038
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	931,000	7.00	2/15/28	936,912
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	805,000	7.50	2/15/28	805,886
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	175,000	5.00	3/1/19	179,554
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	180,000	5.00	9/1/19	187,088
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	185,000	5.00	3/1/20	194,603
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	220,000	5.00	9/1/20	234,065
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	225,000	5.00	3/1/21	239,677
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	1,000,000	5.00	9/1/26	1,046,940
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	930,000	5.00	3/1/29	969,246
St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	3,875,000	5.00	8/1/36	3,880,890
St. Paul Port Auth. Rev. (Amherst H. Wilder Foundation)	3,000,000	5.00	12/1/36	3,156,180
Territory of Guam. Rev. [11]	500,000	5.00	12/1/46	518,235
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	2,000,000	5.00	10/1/42	1,290,000

				28,537,667

Public Facilities - 0.2%
Lakeville Hsg. & Redev. Auth. Parking Rev. (Ice Arena. Proj.)	1,250,000	4.00	2/1/32	1,316,950

Sales Tax Revenue - 1.5%
American Samoa Economic Development Authority Rev. [11]	2,000,000	6.25	9/1/29	1,918,860
Guam Govt. Business Privilege Tax Rev. [11]	2,750,000	5.00	11/15/35	2,868,360
Puerto Rico Sales Tax Financing Corp. Rev. 5, [11]	900,000	5.00	8/1/26	211,500
St. Paul Sales Tax Rev.	1,500,000	5.00	11/1/29	1,708,560
St. Paul Sales Tax Rev.	1,400,000	5.00	11/1/31	1,590,134

				8,297,414

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Single Family Mortgage - 15.9%
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	1,065,000	4.45	12/1/32	1,103,127
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	405,000	4.63	12/1/30	416,684
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	620,000	4.88	12/1/33	642,580
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	81,189	5.13	12/1/40	81,371
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	11,974	5.15	12/1/38	11,978
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	67,523	5.30	12/1/39	67,568
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	385,000	4.45	12/1/27	399,761
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	4,969	5.00	12/1/38	4,976
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	95,975	5.25	12/1/40	96,618
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	3,460,000	4.40	7/1/32	3,568,713
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	5,000,000	3.30	3/1/48	5,007,750
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,950,000	4.45	7/1/31	3,058,973
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,715,000	4.70	1/1/31	1,788,025
MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	1,145,000	3.20	1/1/33	1,113,387
MN Hsg. Fin. Agy. Residential Hsg. Rev.	2,410,000	3.30	7/1/29	2,436,293
MN Hsg. Fin. Agy. Residential Hsg. Rev.	2,960,000	5.10	1/1/40	3,009,758
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	1,685,000	3.63	7/1/25	1,707,646
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	2,190,000	3.90	7/1/30	2,242,823
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	2,155,000	3.10	7/1/31	2,118,085
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,710,000	3.10	7/1/35	3,632,053
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,100,000	3.15	1/1/37	2,021,943
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	1,480,000	3.20	7/1/30	1,441,801
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	1,000,000	3.30	1/1/30	974,250
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	7,400,000	3.30	1/1/34	7,405,328
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,795,000	3.35	7/1/29	1,814,763
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,755,000	3.40	7/1/38	1,714,670
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	8,190,000	3.50	1/1/32	8,327,756
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	5,670,000	3.60	7/1/31	5,772,684
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,520,000	3.60	7/1/33	2,555,078
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	5,685,000	3.80	7/1/38	5,778,632
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	5,170,000	3.90	7/1/43	5,203,191
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	400,000	4.00	7/1/40	409,452
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,900,000	4.00	1/1/48	2,010,352
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	480,000	5.00	1/1/31	506,294
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	4,175,000	3.70	1/1/31	4,308,350
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	1,795,000	4.00	1/1/47	1,884,086
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC)	425,000	3.10	7/1/26	429,718
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC) [8]	1,470,000	4.00	1/1/41	1,530,490
MN Hsg. Fin. Agy. Single Family Mtg. Rev.	35,000	4.90	7/1/29	35,754
MN Hsg. Fin. Agy. Single Family Mtg. Rev.	1,025,000	5.05	7/1/34	1,043,501

				87,676,262

Transportation - 0.8%
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	2,200,000	5.00	1/1/30	2,587,926
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	1,100,000	5.00	1/1/33	1,223,838
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	600,000	5.00	1/1/34	666,540

				4,478,304

See accompanying notes to financial statements.
MARCH 31, 2018	45

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)/ Quantity	Coupon Rate (%)	Maturity Date	Fair Value ($)

Utility - 4.5%
Guam Govt. Waterworks Auth. Rev. [11]	2,000,000	5.00	1/1/46	2,125,480
MN Municipal Power Agy. Electric Rev.	500,000	4.00	10/1/31	524,485
MN Municipal Power Agy. Electric Rev.	1,250,000	4.00	10/1/32	1,308,962
MN Municipal Power Agy. Electric Rev.	1,155,000	4.00	10/1/33	1,199,860
MN Municipal Power Agy. Electric Rev.	500,000	5.00	10/1/29	573,860
MN Municipal Power Agy. Electric Rev.	1,000,000	5.00	10/1/30	1,073,150
MN Municipal Power Agy. Electric Rev.	500,000	5.00	10/1/30	572,890
MN Municipal Power Agy. Electric Rev.	320,000	5.00	10/1/30	366,650
MN Municipal Power Agy. Electric Rev.	1,000,000	5.25	10/1/35	1,073,130
Northern Municipal Power Agy. Electric Rev.	695,000	5.00	1/1/31	757,300
Rochester Electric Utility Rev.	500,000	5.00	12/1/42	572,885
Southern Minnesota Municipal Power Agency	1,000,000	5.00	1/1/41	1,123,290
St. Paul Hsg. & Redev. Auth.	900,000	3.38	10/1/37	868,131
St. Paul Hsg. & Redev. Auth.	880,000	4.00	10/1/31	920,357
St. Paul Hsg. & Redev. Auth.	650,000	4.00	10/1/33	675,526
St. Paul Hsg. & Redev. Auth.	800,000	4.00	10/1/37	819,712
St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	1,250,000	5.45	8/1/28	1,293,162
Western MN Municipal Power Agy. Rev.	1,000,000	5.00	1/1/31	1,130,110
Western MN Municipal Power Agy. Rev.	600,000	5.00	1/1/35	681,018
Western MN Municipal Power Agy. Rev.	1,750,000	5.00	1/1/36	1,963,762
Western MN Municipal Power Agy. Rev.	4,725,000	5.00	1/1/46	5,283,495

				24,907,215

Total Municipal Bonds (cost: $522,778,430)				526,708,695

Investment Companies - 1.1%
Delaware Investments Minnesota Municipal Income Fund II (VMM)	334,436			4,223,927
Nuveen Minnesota Municipal Income Fund (NMS)	144,128			2,125,894

Total Investment Companies (cost: $7,044,065)				6,349,821

Total Investments in Securities - 96.7% (cost: $529,822,495)				533,058,516
Other Assets and Liabilities, net - 3.3%				18,104,000

Total Net Assets - 100.0%				$551,162,516

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

[1]	Variable rate security. Rate disclosed is as of March 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Security considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2018 was $1,912,500 and represented 0.3% of net assets.

[4]	144A Restricted Security. The total value of such securities as of March 31, 2018 was $13,507,375 and represented 2.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2018 was $2,124,000 and represented 0.4% of net assets.

[8]	Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2018, 3.1% of net assets in the Fund was invested in such securities.

[9]	Municipal Lease Security. The total value of such securities as of March 31, 2018 was $32,813,458 and represented 6.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]	The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2018 was $14,020,167 and represented 2.5% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2018 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Short Futures: [10]
U.S. Treasury 10-Year	272	June 2018	32,950,251	(253,762)
U.S. Treasury 5-Year	116	June 2018	13,277,469	(42,603)
U.S. Treasury 2-Year	87	June 2018	18,497,016	(2,991)
U.S. Treasury Long Bond	41	June 2018	6,011,625	(143,636)

				(442,992)

[10]	The amount of $3,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2018.

A summary of the levels for the Fund’s investments as of March 31, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Municipal Bonds	—	526,708,695	—	526,708,695
Investment Companies	6,349,821	—	—	6,349,821
	6,349,821	526,708,695	—	533,058,516
Liabilities
Futures	(442,992)	—	—	(442,992)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2018	47

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2018

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$525,487,226	$75,255,126	$192,454,071	$529,822,495

Investments in securities, at fair value - see accompanying schedule for detail	$520,642,091	$74,505,827	$182,915,852	$533,058,516
Cash in bank on demand deposit	—	—	9,662,266	10,989,963
Restricted cash	7,000,000	500,000	2,000,000	3,000,000
Accrued interest and dividends receivable	2,526,047	342,931	2,290,648	6,464,791
Receivable for investment securities sold	17,651	30,664	473,500	49,254
Other receivables	—	—	24,000	4,500
Receivable for Fund shares sold	1,035,179	100,254	323,279	453,557

Total assets	531,220,968	75,479,676	197,689,545	554,020,581

LIABILITIES
Payable for investment securities purchased	—	749,903	1,016,325	—
Payable for Fund shares redeemed	1,719,763	2,478	142,893	1,750,031
Cash portion of dividends payable to shareholders	145,211	8,588	105,915	291,198
Variation margin on futures contracts	—	119,184	273,563	442,992
Accrued investment management fees	364,500	57,091	132,447	373,844
Outstanding options written, at fair value (premiums received $941,373)	1,243,047	—	—	—

Total liabilities	3,472,521	937,244	1,671,143	2,858,065

Net assets applicable to outstanding capital stock	$527,748,447	$74,542,432	$196,018,402	$551,162,516

Net assets consist of:
Capital (par value and paid-in surplus)	$545,633,813	$76,533,947	$213,457,282	$548,434,321
Undistributed (distributions in excess of) net investment income	—	(117)	(2,068)	4,322
Accumulated net realized gain (loss) from security transactions, written options and futures	(12,738,557)	(1,122,915)	(7,625,030)	(69,156)
Unrealized appreciation (depreciation) on investments, written options and futures	(5,146,809)	(868,483)	(9,811,782)	2,793,029

	$527,748,447	$74,542,432	$196,018,402	$551,162,516

Outstanding shares	48,872,111	7,622,616	20,295,901	53,041,575

Net asset value per share of outstanding capital stock	$10.80	$9.78	$9.66	$10.39

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2018

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	—	$401,847	$285,146
Interest	$14,980,251	$1,665,598	8,155,257	20,503,684

Total income	14,980,251	1,665,598	8,557,104	20,788,830

Expenses (note 4):
Investment management fee	4,826,198	679,819	1,418,467	4,314,373

Total expenses	4,826,198	679,819	1,418,467	4,314,373

Net investment income	10,154,053	985,779	7,138,637	16,474,457

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(1,703,218)	(105,528)	(696,543)	(494,313)
Net realized gain (loss) on written options	3,322,840	(21,270)	—	—
Net realized gain (loss) on futures	—	460,430	1,288,647	2,450,458

Net change in unrealized appreciation (depreciation) on investments	(7,800,423)	(677,090)	2,502,359	3,659,278
Net change in unrealized appreciation (depreciation) on written options	548,493	—	—	—
Net change in unrealized appreciation (depreciation) on futures	—	(75,474)	(273,563)	(442,992)

Net gain (loss)	(5,632,308)	(418,932)	2,820,900	5,172,431

Net increase (decrease) in net assets resulting from operations	$4,521,745	$566,847	$9,959,537	$21,646,888

See accompanying notes to financial statements.
MARCH 31, 2018	49

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund

	Year Ended March 31, 2018	Year Ended March 31, 2017
Operations:
Net investment income	$10,154,053	$10,586,056
Net realized gain (loss) on investments, written options and futures	1,619,622	2,968,504
Net change in unrealized appreciation (depreciation) of investments, written options and futures	(7,251,930)	(13,359,340)

Net increase (decrease) in net assets resulting from operations	4,521,745	195,220

Distributions from:
Net investment income	(10,154,053)	(10,586,758)

Total distributions	(10,154,053)	(10,586,758)

Capital share transactions:
Proceeds from shares sold	132,808,397	224,666,336
Reinvested distributions	9,667,291	10,189,631
Payments for shares redeemed	(252,398,673)	(244,837,057)

Increase (decrease) in net assets from capital transactions	(109,922,985)	(9,981,090)

Total increase (decrease) in net assets	(115,555,293)	(20,372,628)

Net assets:
Beginning of period	643,303,740	663,676,368

End of period*	$527,748,447	$643,303,740

Capital transactions in shares:
Sold	12,188,543	20,364,313
Reinvested distributions	889,177	925,653
Redeemed	(23,199,596)	(22,261,590)

Net increase (decrease)	(10,121,876)	(971,624)

* Includes undistributed (distributions in excess of) net investment income	—	—

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Quality Income Fund		Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund

Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2018	2017	2018	2017	2018	2017

$985,779	$599,181	$7,138,637	$5,645,169	$16,474,457	$16,504,395
333,632	125,367	592,104	273,771	1,956,145	52,227

(752,564)	(99,629)	2,228,796	(5,274,875)	3,216,286	(19,170,113)

566,847	624,919	9,959,537	644,065	21,646,888	(2,613,491)

(985,896)	(599,505)	(7,143,190)	(5,640,178)	(16,459,459)	(16,491,657)

(985,896)	(599,505)	(7,143,190)	(5,640,178)	(16,459,459)	(16,491,657)

51,183,608	48,922,501	55,698,315	29,810,901	116,133,884	173,062,340
949,395	566,097	6,064,679	4,691,992	14,116,257	14,070,478
(51,032,358)	(42,532,716)	(29,006,204)	(25,951,501)	(114,096,206)	(146,415,474)

1,100,645	6,955,882	32,756,790	8,551,392	16,153,935	40,717,344

681,596	6,981,296	35,573,137	3,555,279	21,341,364	21,612,196

73,860,836	66,879,540	160,445,265	156,889,986	529,821,152	508,208,956

$74,542,432	$73,860,836	$196,018,402	$160,445,265	$551,162,516	$529,821,152

5,202,564	4,971,156	5,760,763	3,094,680	11,124,647	16,452,391
96,609	57,516	628,951	483,693	1,353,797	1,337,812
(5,188,246)	(4,322,748)	(3,005,135)	(2,681,595)	(10,933,655)	(14,090,502)

110,927	705,924	3,384,579	896,778	1,544,789	3,699,701

($117)	—	($2,068)	$3,316	$4,322	($14,998)

MARCH 31, 2018	51

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

		Year Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value:
Beginning of period	$10.90	$11.07	$11.09	$11.04	$11.30
Operations:
Net investment income [1]	0.18	0.17	0.20	0.21	0.12
Net realized and unrealized gains (losses) on investments, written options and futures	(0.10)	(0.17)	(0.02)	0.05	(0.26)
Total from operations	0.08	—	0.18	0.26	(0.14)
Distributions from:
Net investment income	(0.18)	(0.17)	(0.20)	(0.21)	(0.12)
Net Asset Value:
End of period	$10.80	$10.90	$11.07	$11.09	$11.04

Total investment return [2]	0.76%	0.02%	1.63%	2.37%	(1.21% )

Net assets at end of period (000’s omitted)	$527,748	$643,304	$663,676	$587,210	$711,770

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.68%	1.57%	1.81%	1.89%	1.06%

Portfolio turnover rate (excluding short-term securities)	14.68%	29.00%	28.65%	13.71%	4.13%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

52	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

		Years Ended March 31,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$9.83	$9.83	$9.94	$9.97	$10.01

Operations:
Net investment income [1]	0.13	0.09	0.10	0.06	0.09
Net realized and unrealized gains (losses) on investments, written options and futures	(0.05)	—	(0.11)	(0.03)	(0.04)

Total from operations	0.08	0.09	(0.01)	0.03	0.05

Distributions from:
Net investment income	(0.13)	(0.09)	(0.10)	(0.06)	(0.09)

Net Asset Value:
End of period	$9.78	$9.83	$9.83	$9.94	$9.97

Total investment return [2]	0.79%	0.91%	(0.10% )	0.36%	0.47%

Net assets at end of period (000’s omitted)	$74,542	$73,861	$66,880	$124,418	$107,346

Ratios: [3]
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.31%	0.91%	1.02%	0.63%	0.80%

Portfolio turnover rate (excluding short-term securities)	81.14%	84.03%	90.38%	241.64%	81.19%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2018	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

		Years Ended March 31,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$9.49	$9.80	$9.68	$9.16	$9.57

Operations:
Net investment income [1]	0.39	0.35	0.33	0.37	0.38
Net realized and unrealized gains (losses) on investments and futures	0.17	(0.31)	0.12	0.52	(0.41)

Total from operations	0.56	0.04	0.45	0.89	(0.03)

Distributions from:
Net investment income	(0.39)	(0.35)	(0.33)	(0.37)	(0.38)

Net Asset Value:
End of period	$9.66	$9.49	$9.80	$9.68	$9.16

Total investment return [2]	6.00%	0.37%	4.78%	9.81%	(0.19% )

Net assets at end of period (000’s omitted)	$196,018	$160,445	$156,890	$165,150	$155,304

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.03%	3.58%	3.45%	3.86%	4.17%

Portfolio turnover rate (excluding short-term securities)	15.72%	25.41%	23.11%	31.14%	28.32%

1	The net investment income per share is based on average shares outstanding for the period.

2	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

3

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

54	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

		Years Ended March 31,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$10.29	$10.63	$10.57	$10.26	$10.62

Operations:
Net investment income [1]	0.32	0.32	0.34	0.36	0.40
Net realized and unrealized gains (losses) on investments and futures	0.10	(0.34)	0.06	0.31	(0.36)

Total from operations	0.42	(0.02)	0.40	0.67	0.04

Distributions from:
Net investment income	(0.32)	(0.32)	(0.34)	(0.36)	(0.40)

Net Asset Value:
End of period	$10.39	$10.29	$10.63	$10.57	$10.26

Total investment return [2]	4.08%	(0.19% )	3.89%	6.62%	0.47%

Net assets at end of period (000’s omitted)	$551,163	$529,821	$508,209	$436,883	$358,678

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.05%	3.06%	3.25%	3.43%	3.91%

Portfolio turnover rate (excluding short-term securities)	12.97%	16.18%	10.45%	9.68%	20.53%

1	The net investment income per share is based on average shares outstanding for the period.

2	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

3

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2018	55

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2018

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

56	SIT MUTUAL FUNDS ANNUAL REPORT

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the Funds used Treasury options and futures traded on a U.S. exchange. Risks of entering into futures and options contracts include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2018, the average volume of derivative activity, calculated on a quarterly basis, was as follows:

	Average Cost	Average Premium Received	Average Notional Amount
U.S. Government Securities Fund
Purchased put options	$452,814	—	$215,757,750
Written call options	—	$2,298,264	461,260,825

Quality Income Fund
Purchased put options	3,559	—	2,635,751
Treasury futures	—	—	31,753,494

Tax-Free Income Fund
Treasury futures	—	—	42,944,029

Minnesota Tax-Free Income Fund
Treasury futures	—	—	80,496,048

The number of open option contracts and open futures contracts outstanding as of March 31, 2018 also serve as indicators of the volume of activity for the Funds throughout the period.

MARCH 31, 2018	57

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2018 (Continued)

Statement of Assets and Liabilities - Values of derivatives as of March 31, 2018

	Asset Derivatives Value		Liability Derivatives Value
Interest rate risk:
U.S. Government Securities Fund
Put Options Purchased	$314,531	[1]	—
Written Call Options	—		$1,243,047	[2]

Quality Income Fund
Treasury futures	—		119,184	[3]

Tax-Free Income Fund
Treasury futures	—		273,563	[3]

Minnesota Tax-Free Income Fund
Treasury futures	—		442,992	[3]

[1]	Statement of Assets and Liabilities location: Investments in securities, at fair value.
[2]	Statement of Assets and Liabilities location: Outstanding options written, at fair value.
[3]	Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation (depreciation) of futures as reported in the Schedule of Investments.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2018:

	Amount of Realized	Change in Unrealized
	Gain (Loss) on Derivatives [4]	Appreciation (Depreciation) on Derivatives [5]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	($1,505,898)	$605,089
Written call options	3,322,840	548,493

Quality Income Fund
Purchased put options	(21,541)	8,805
Written call options	(21,270)	—
Treasury Futures	460,430	(75,474)

Tax-Free Income Fund
Treasury Futures	1,288,647	(273,563)

Minnesota Tax-Free Income Fund
Treasury Futures	2,450,458	(442,992)

[4]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[5]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

58	SIT MUTUAL FUNDS ANNUAL REPORT

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2018 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the Internal Revenue Code. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

MARCH 31, 2018	59

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2018 (Continued)

At March 31, 2018, the gross unrealized appreciation (depreciation) on investments and cost of investments on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost (Proceeds) of Investments on a Tax Basis
U.S. Government Securities - Investments	$5,480,652	($10,023,339)	($4,542,687)	$525,184,778
Quality Income - Investments	121,523	(871,697)	(750,174)	75,256,001
Tax-Free Income - Investments	6,705,673	(16,237,677)	(9,532,004)	192,447,856
Minnesota Tax-Free Income - Investments	10,867,830	(7,568,931)	3,298,899	529,759,617

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2018 and 2017 were as follows:

Year Ended March 31, 2018:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$10,036,925	—	—	$10,036,925
Quality Income	979,607	—	—	979,607
Tax-Free Income*	357,688	$6,755,280	—	7,112,968
Minnesota Tax-Free Income*	43,477	16,314,954	—	16,358,431
* 95.0% and 99.7% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2017:

		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total
U.S. Government Securities	$10,596,109	—	—	$10,596,109
Quality Income	599,299	—	—	599,299
Tax-Free Income*	44,040	$5,591,828	—	5,635,868
Minnesota Tax-Free Income*	23,297	16,486,767	—	16,510,064
* 99.2% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2018 the components of distributable earnings on a tax basis were as follows:

				Unrealized
	Undistributed	Undistributed	Accumulated	Appreciation
	Ordinary Income	Tax-Exempt Income	Gain (Loss)	(Depreciation)
U.S. Government Securities	$145,211	—	($13,289,160)	($4,542,687)
Quality Income	8,471	—	(1,241,221)	(750,177)
Tax-Free Income	—	$103,847	(7,904,808)	(9,532,004)
Minnesota Tax-Free Income	—	295,831	(575,026)	3,298,899

60	SIT MUTUAL FUNDS ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed	Accumulated
	Net Investment	Net Realized	Additional
	Income	Gain (Loss)	Paid-in Capital
Tax-Free Income	($831)	$6,322,868	($6,322,037)
Minnesota Tax-Free Income	4,322	3,531,341	(3,535,663)

These differences were primarily attributable to market discount accretion adjustments and capital loss carryovers expiring.

Net capital loss carryovers and late year losses, if any, as of March 31, 2018, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the expiration dates for capital loss carryovers from pre-enactment taxable years and the late year losses deferred as of March 31, 2018, were as follows:

	Pre-Enactment
	Net Capital Loss		Unlimited Period of Net		Late Year	Accumulated
	Carryover Expiring in:		Capital Loss Carryover		Losses	Capital and
	2018	2019	Short-Term	Long-Term	Deferred	Other Losses
U.S. Government Securities	—	—	$7,579,310	$5,709,850	—	$13,289,160
Quality Income	—	—	545,294	695,927	—	1,241,221
Tax-Free Income	—	$2,401,634	61,848	5,441,326	—	7,904,808
Minnesota Tax-Free Income	—	—	575,026	—	—	575,026

For the year ended March 31, 2018, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
U.S. Government Securities	$2,813,612	—
Quality Income	264,984	—
Tax-Free Income	361,962	$6,322,037
Minnesota Tax-Free Income	1,521,985	3,535,663

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

MARCH 31, 2018	61

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2018 (Continued)

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2018, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$85,776,138	—	$183,067,025	—
Quality Income	23,584,044	$39,948,332	13,820,800	$39,436,625
Tax-Free Income	—	58,014,813	—	25,808,554
Minnesota Tax-Free Income	—	93,570,206	—	67,035,282

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%
Quality Income	0.90%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2018:

	Shares	% Shares Outstanding
U.S. Government Securities	970,727	2.0
Quality Income	5,419,155	71.1
Tax-Free Income	2,635,850	13.0
Minnesota Tax-Free Income	2,373,028	4.5

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

62	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors:

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sit U.S. Government Securities Fund, Inc. and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a series of Sit Mutual Funds II, Inc.) (collectively, the Funds), including the schedules of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

KPMG LLP

Minneapolis, Minnesota

May 23, 2018

MARCH 31, 2018	63

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2017 to March 31, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/17)	Ending Account Value (3/31/18)	Expenses Paid During Period (10/1/17- 3/31/18)*
U.S. Government Securities Fund
Actual	$1,000	$1,001.10	$3.99
Hypothetical	$1,000	$1,020.94	$4.03
Quality Income Fund
Actual	$1,000	$1,000.90	$4.49
Hypothetical	$1,000	$1,020.44	$4.53
Tax-Free Income Fund
Actual	$1,000	$1,022.10	$4.03
Hypothetical	$1,000	$1,020.94	$4.03
Minnesota Tax-Free Income Fund
Actual	$1,000	$1,010.30	$4.01
Hypothetical	$1,000	$1,020.94	$4.03

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Tax-Free Income and Minnesota Tax-Free Funds; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

64	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2017 to March 31, 2018 is as follows:

Fund	Percentage

U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

For the year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage

U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

There were no funds that designated amounts as long-term capital gain dividends during the year ended March 31, 2018. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

For the year ended March 31, 2018, 95.0% and 99.7% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2018	65

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Quality Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund and the corporate issuer of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund and Sit Quality Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 56 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 82 Director	Director since 2012 or the Fund’s inception if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 84 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 77 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 69 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present.	14	None.
Barry N. Winslow Age: 70 Director	Director since 2010 or the Fund’s inception is later.	Vice-Chairman of TCF Financial Corporation, July 2008 to July 2014.	14	TCF Financial Corporation.

66	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
OFFICERS:
Mark H. Book Age: 54 Vice President – Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 49 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 72 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 51 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 56 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF since 2016; Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 72 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel with the law firm of Dorsey & Whitney, LLP since January 2016; Partner from 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 57 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 51 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]	Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser.
[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2018	67

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 23, 2017, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

68	SIT MUTUAL FUNDS ANNUAL REPORT

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $13.8 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found that each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

MARCH 31, 2018	69

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

70	SIT MUTUAL FUNDS ANNUAL REPORT

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71

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72

Annual Report

March 31, 2018

INVESTMENT ADVISER

Sit Investment Associates, Inc.

80 S. Eighth Street

Suite 3300

Minneapolis, MN 55402

CUSTODIAN

The Bank Of New York Mellon

111 Sanders Creek Parkway

Syracuse, NY 13057

TRANSFER AGENT AND

DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Minneapolis, MN GENERAL COUNSEL Dorsey & Whitney LLP Minneapolis, MN

Sit Mutual Funds
1-800-332-5580 www.sitfunds.com

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a)	– (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2018	$27,900	$0	$5,430	$0
Fiscal year ended March 31, 2017	$27,000	$0	$5,175	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date May 25, 2018

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman
Date May 25, 2018